1933 Act File No. 2-94560
                                          1940 Act File No. 811-4154

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 50                X

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                               Amendment No. 50                        X

                           EVERGREEN INVESTMENT TRUST
                          (formerly First Union Funds)

               (Exact Name of Registrant as Specified in Charter)

                             2500 Westchester Avenue
                               Purchase, NY 10577
                    (Address of Principal Executive Offices)

                                 (914) 694-2020
                         (Registrant's Telephone Number)

                              James P. Wallin, Esq.
                        Evergreen Asset Management Corp.
                  2500 Westchester Avenue, Purchase, NY 10577
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box) /x/ Immediately upon filing pursuant to paragraph (b) or / / on (date) pursuant to paragraph (b) or / / 60 days after filing pursuant to paragraph (a)(i) or / / on (date) pursuant to paragraph (a)(i) or / / 75 days after filing pursuant to paragraph (a)(ii) or / / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment
/ / 60 days after filing pursuant to paragraph  (a)(i)
/ / on (date) pursuant to paragraph (a)(i)

     The Registrant has filed a Declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its year ended March 31, 1997 was filed on or about May 29, 1997.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                             Proposed      Proposed
Title of                     Maximum       Maximum
Securities     Amount        Offering      Aggregate       Amount of
Being          Being         Price         Offering        Registration
Registered     Registered    Per Unit*     Price**         Fee
-------------------------------------------------------------------------------
Shares of
Beneficial
Interest,
$0.0001 Par      1,054,226     $13.86      $15,338,988      $-
Value
-------------------------------------------------------------------------------
*Computed under Rule 457(d) on the basis of the offering price per share at the close of business on June 9, 1997.

** The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. 5,049,153 shares of the Fund were redeemed during its fiscal year ended March 31, 1997. Of such shares, 3,994,927 were used for a reduction pursuant to Rule 24f-2(c). The remaining 1,054,226 shares are being registered herewith.



                          CROSS REFERENCE SHEET
     This Amendment to the Registration Statement of EVERGREEN INVESTMENT TRUST, formerly known as FIRST UNION FUNDS, is comprised of three of the Trust's portfolios: (1) Evergreen Utility Fund (2) Evergreen Balanced Fund and (3) Evergreen Value Fund. Each of the portfolios consist of four separate classes of shares: (a) Class Y Shares, (b) Class A Shares, (c) Class B Shares, and (d) Class C Shares.


                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.                                       Location in Prospectus(es)

Part A

Item 1.   Cover Page                                Cover Page

Item 2.   Synopsis and Fee Table                    Overview of the Fund(s);
                                                    Expense Information

Item 3.   Condensed Financial Information           Financial Highlights

Item 4.   General Description of Registrant         Cover Page; Description of
                                                      the Funds; Other
                                                      Information

Item 5.   Management of the Fund                    Management of the Fund(s);
                                                      Other Information


Item 6.   Capital Stock and Other Securities        Dividends, Distributions and
                                                      Taxes; Other Information


Item 7.   Purchase of Securities Being Offered      Purchase and Redemption of
                                                      Shares

Item 8.   Redemption or Repurchase                  Purchase and Redemption of
                                                      Shares

Item 9.   Pending Legal Proceedings                 Not Applicable

                                                    Location in Statement of
Part B                                                Additional Information

Item 10.  Cover Page                                Cover Page

Item 11.  Table of Contents                         Table of Contents

Item 12.  General Information and History           Not Applicable

Item 13.  Investment Objectives and Policies        Investment Objectives and
                                                     Policies;Investment
                                                     Restrictions; Non-
                                                     Fundamental Operating
                                                     Policies; and Certain
                                                     Risk Considerations

Item 14.  Management of the Fund                    Management; Trustees

Item 15.  Control Persons and Principal             Management
           Holders of Securities

Item 16.  Investment Advisory and Other Services    Investment Advisers;
                                                    Purchase of Shares

Item 17.  Brokerage Allocation                      Allocation of Brokerage

Item 18.  Capital Stock and Other Securities        Purchase of Shares;
                                                    General Information About
                                                    the Funds

Item 19.  Purchase, Redemption and Pricing of       Distribution Plans and
          Securities Being Offered                  Agreements; Purchase
                                                    of Shares; Net Asset Value

Item 20.  Tax Status                                Additional Tax Information

Item 21.  Underwriters                              Distribution Plans and
                                                    Agreements; Purchase of
                                                    Shares

Item 22.  Calculation of Performance Data           Performance Information

Item 23.  Financial Statements                      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.
*******************************************************************************

                           EVERGREEN BALANCED FUND

                                     PART A

                                   PROSPECTUS

  PROSPECTUS                                                     July 1, 1997



  EVERGREEN(SM) BALANCED FUNDS                   (Evergreen logo appears here)

  EVERGREEN FOUNDATION FUND
  EVERGREEN TAX STRATEGIC FOUNDATION FUND
  EVERGREEN AMERICAN RETIREMENT FUND
  EVERGREEN BALANCED FUND
  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

           The Evergreen Balanced Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide current income, capital appreciation or after-tax "total return." This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.


           A Statement of Additional Information for the Funds and certain other funds in the Evergreen Keystone group of mutual funds dated April 1, 1997, as amended July 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by telephoning the Evergreen Keystone Funds at 1-800-343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.


  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS..................................     2
EXPENSE INFORMATION....................................     3
FINANCIAL HIGHLIGHTS...................................     5
DESCRIPTION OF THE FUNDS...............................    10
         Investment Objectives and Policies............    10
         Investment Practices and Restrictions.........    13
         Special Risk Considerations...................    18
MANAGEMENT OF THE FUNDS................................    19
         Investment Advisers...........................    19
         Portfolio Managers............................    20
         Sub-Adviser...................................    20
         Administrator.................................    21
         Sub-Administrator.............................    21
         Distribution Plans and Agreements.............    21
PURCHASE AND REDEMPTION OF SHARES......................    22
         How to Buy Shares.............................    22
         How to Redeem Shares..........................    25
         Exchange Privilege............................    26
         Shareholder Services..........................    27
         Effect of Banking Laws........................    28
OTHER INFORMATION......................................    29
         Dividends, Distributions and Taxes............    29
         General Information...........................    30

                             OVERVIEW OF THE FUNDS

       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds."


       The investment adviser to EVERGREEN FOUNDATION FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN TAX STRATEGIC FOUNDATION FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank serves as investment adviser to EVERGREEN BALANCED FUND.

       EVERGREEN FOUNDATION FUND seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed-income securities.
       EVERGREEN TAX STRATEGIC FOUNDATION FUND attempts to maximize the after-tax "total return" on its portfolio of investments. The Fund invests in common and preferred stocks and securities convertible into or exchangeable for common stocks and municipal securities. Under normal circumstances, the Fund anticipates that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets will be invested in municipal securities.
       EVERGREEN AMERICAN RETIREMENT FUND seeks, in order of priority, conservation of capital, reasonable income and capital growth. To achieve these objectives, the Fund invests in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital appreciation. Investments in equity securities will be limited to 75% of the value of the Fund's total assets measured at the time any such investment is made. Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
       EVERGREEN BALANCED FUND seeks to produce long-term total return through capital appreciation, dividends and interest income.

       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE(S) OF ANY FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in Class A, Class B and Class C shares of each Fund. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares."


SHAREHOLDER TRANSACTION EXPENSES              Class A Shares                  Class B Shares                  Class C Shares
Maximum Sales Charge Imposed on Purchases          4.75%                           None                            None
(as a % of offering price)
Contingent Deferred Sales Charge (as a % of         None       5% in the first year, declining to 1% in the   1% in the first
original purchase price or redemption                          sixth year and 0% thereafter                   year and 0%
proceeds, whichever is lower)                                                                                 thereafter



       The following tables show for each Fund the annualized operating expenses (as a percentage of average net assets) attributable to each Class of shares for the three month period ended March 31, 1997, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming (i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B and Class C shares, no redemption at the end of each period.


       In the following examples (i) the expenses for Class A shares assume deduction of the maximum 4.75% sales charge at the time of purchase, (ii) the expenses for Class B shares and Class C shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B shares reflect the conversion to Class A shares seven years after purchase (years eight through ten, therefore, reflect Class A expenses).

EVERGREEN FOUNDATION FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .79%       .79%       .79%
                                                      After 1 Year           $  60      $  70      $  30      $  20      $  20
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  85      $  93      $  63      $  63      $  63
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $ 113      $ 128      $ 108      $ 108      $ 108
                                                      After 10 Years         $ 191      $ 204      $ 233      $ 204      $ 233
Other Expenses          .21%       .21%       .21%
Total                  1.25%      2.00%      2.00%


EVERGREEN TAX STRATEGIC FOUNDATION FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees        .875%      .875%      .875%
                                                      After 1 Year           $  61      $  72      $  32      $  22      $  22
12b-1 Fees*            .250%      .750%      .750%
                                                      After 3 Years          $  89      $  97      $  67      $  67      $  67
Shareholder Service
 Fees                     --      .250%      .250%    After 5 Years          $ 119      $ 135      $ 114      $ 115      $ 114
                                                      After 10 Years         $ 205      $ 219      $ 246      $ 219      $ 246
Other Expenses         .255%      .265%      .255%
Total                 1.380%     2.140%     2.130%


EVERGREEN AMERICAN RETIREMENT FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                        ANNUAL OPERATING EXPENSES**                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .75%       .75%       .75%
                                                      After 1 Year           $  61      $  71      $  32      $  21      $  22
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  89      $  96      $  66      $  66      $  66
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $ 119      $ 133      $ 114      $ 113      $ 114
                                                      After 10 Years         $ 204      $ 216      $ 245      $ 216      $ 245
Other Expenses          .37%       .36%       .37%
Total                  1.37%      2.11%      2.12%

EVERGREEN BALANCED FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .50%       .50%       .50%
                                                      After 1 Year           $  57      $  67      $  27      $  17      $  17
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  76      $  83      $  53      $  53      $  53
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $  97      $ 111      $  91      $  91      $  91
                                                      After 10 Years         $ 156      $ 169      $ 199      $ 169      $ 199
Other Expenses          .18%       .18%       .18%
Total                   .93%      1.68%      1.68%



         The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are based on the experience of each Fund for the most recent fiscal period. From time to time, each Fund's investment adviser may, at its descretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds." As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end charges permitted under the rules of the National Association of Securities Dealers, Inc.


*Class A shares can pay up to .75 of 1% of average net assets as a 12b-1 fee. For the forseeable future, the Class A 12b-1 fees will be limited to .25 of 1% of average net assets. For Class B and Class C shares, a portion of the 12b-1 fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.


**The annualized operating expenses and examples reflect fee waivers and expense reimbursements for the three month period ended March 31, 1997. Actual expenses for the three month period then ended excluding fee waivers and expense reimbursements were as follows:


Evergreen American Retirement Fund                         Class A     1.68%
                                                           Class B     2.43%
                                                           Class C     2.43%

                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter has been audited by the respective Fund's independent auditors as follows: EVERGREEN FOUNDATION FUND for the three-months ended March 31, 1997 and the fiscal year ended December 31, 1996 by KPMG Peat Marwick LLP and for the fiscal year ended December 31, 1995 by other auditors; EVERGREEN TAX STRATEGIC FOUNDATION FUND for the three-months ended March 31, 1997 and the fiscal year ended December 31, 1996 by KPMG Peat Marwick LLP and for the fiscal year ended December 31, 1995 by other auditors; EVERGREEN AMERICAN RETIREMENT FUND for the three-months ended March 31, 1997 and the fiscal year ended December 31, 1996 by KPMG Peat Marwick LLP and for the fiscal year ended December 31, 1995 by other auditors; and EVERGREEN BALANCED FUND by KPMG Peat Marwick LLP. A report of KPMG Peat Marwick LLP or other auditors, as the case may be, on the audited information with respect to each Fund is incorporated by reference into the Funds' Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference into the Funds' Statement of Additional Information.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN FOUNDATION FUND -- CLASS A, B AND C SHARES

                                                                                                                CLASS C
                                                  CLASS A                          CLASS B                               YEAR
                                       THREE MONTHS                     THREE MONTHS                     THREE MONTHS   ENDED
                                          ENDED         YEAR ENDED         ENDED         YEAR ENDED         ENDED       DECEMBER
                                        MARCH 31,      DECEMBER 31,      MARCH 31,      DECEMBER 31,      MARCH 31,     31,
                                          1997**       1996    1995*       1997**       1996    1995*       1997**       1996
PER SHARE DATA:
Net asset value, beginning of
  period.............................     $16.13      $15.12   $12.24      $16.07      $15.07   $12.24      $16.06      $15.07
Income (loss) from investment
  operations:
  Net investment income..............        .12         .50      .44         .09         .40      .36         .09         .40
  Net realized and unrealized gain
    (loss) on investments............       (.13)       1.16     3.14        (.13)       1.15     3.09        (.13)       1.14
      Total from investment
        operations...................       (.01)       1.66     3.58        (.04)       1.55     3.45        (.04)       1.54
Less distributions to shareholders
  from:
  Net investment income..............       (.12)       (.50)    (.47)       (.09)       (.40)    (.39)       (.08)       (.40)
  Net realized gain on investments...         --        (.15)    (.23)         --        (.15)    (.23)         --        (.15)
      Total distributions............       (.12)       (.65)    (.70)       (.09)       (.55)    (.62)       (.08)       (.55)
Net asset value, end of period.......     $16.00      $16.13   $15.12      $15.94      $16.07   $15.07      $15.94      $16.06
TOTAL RETURN+........................       (.2%)      11.3%    29.7%        (.3%)      10.5%    28.7%        (.3%)      10.4%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in
    millions)........................       $220        $206     $107        $606        $570     $296         $28         $27
Ratios to average net assets:
  Expenses...........................      1.25%++     1.24%    1.33%++#     2.00%++    1.99%    2.07%++     2.00%++     1.99%
  Net investment income..............      2.83%++     3.39%    3.73%++#     2.07%++    2.64%    2.99%++     2.07%++     2.64%
Portfolio turnover rate..............         2%         10%      28%          2%         10%      28%          2%         10%
Average commission rate paid per
  share..............................     $.0670      $.0649      N/A      $.0670      $.0649      N/A      $.0670      $.0649

                                      CLASS C
                                     YEAR ENDED
                                    DECEMBER 31,
                                       1995*
PER SHARE DATA:
Net asset value, beginning of
  period.............................  $12.24
Income (loss) from investment
  operations:
  Net investment income..............     .34
  Net realized and unrealized gain
    (loss) on investments............    3.09
      Total from investment
        operations...................    3.43
Less distributions to shareholders
  from:
  Net investment income..............    (.37)
  Net realized gain on investments...    (.23)
      Total distributions............    (.60)
Net asset value, end of period.......  $15.07
TOTAL RETURN+........................   28.5%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in
    millions)........................     $11
Ratios to average net assets:
  Expenses...........................   2.23%++#
  Net investment income..............   2.83%++#
Portfolio turnover rate..............     28%
Average commission rate paid per
  share..............................     N/A



* For the period from January 3, 1995 (commencement of operations) to December 31, 1995.


** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                            YEAR ENDED
                                                                        DECEMBER 31, 1995*
                                                                        CLASS A     CLASS C
                                                                        SHARES      SHARES
Expenses............................................................      1.34%       2.37%
Net investment income...............................................      3.72%       2.69%

EVERGREEN TAX STRATEGIC FOUNDATION FUND -- CLASS A, B AND C SHARES

                                                                                                               CLASS C
                                            CLASS A                             CLASS B                                  YEAR
                                THREE MONTHS                        THREE MONTHS                        THREE MONTHS    ENDED
                                   ENDED           YEAR ENDED          ENDED           YEAR ENDED          ENDED        DECEMBER
                                 MARCH 31,        DECEMBER 31,       MARCH 31,        DECEMBER 31,       MARCH 31,      31,
                                   1997++        1996     1995*        1997++        1996     1995*        1997++        1996
PER SHARE DATA:
Net asset value, beginning of
  period.......................    $13.50       $12.20    $10.44       $13.49       $12.19    $10.31       $13.47       $12.19
Income from investment
  operations:
  Net investment income........       .07          .27       .29          .05          .19       .22          .06          .18
  Net realized and unrealized
    gain on investments........       .06+++      1.59      2.24          .06+++      1.59      2.37          .05+++      1.58
      Total from investment
        operations.............       .13         1.86      2.53          .11         1.78      2.59          .11         1.76
Less distributions to
  shareholders from:
  Net investment income........      (.06)        (.28)     (.31)        (.04)        (.20)     (.25)        (.05)        (.20)
  Net realized gain on
    investments................        --         (.28)     (.46)          --         (.28)     (.46)          --         (.28)
      Total distributions......      (.06)        (.56)     (.77)        (.04)        (.48)     (.71)        (.05)        (.48)
Net asset value, end of
  period.......................    $13.57       $13.50    $12.20       $13.56       $13.49    $12.19       $13.53       $13.47
TOTAL RETURN**.................      1.0%        15.4%     24.8%         0.8%        14.7%     25.6%         0.8%        14.5%

RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)............ $  15,039       $11,166    $2,702    $  38,838       $28,007    $6,559    $   5,086       $4,108
Ratios to average net assets:
  Expenses...................      1.38%+       1.52%#    1.75%#+       2.14%+       2.27%#    2.50%#+      2.13%+       2.25%#
  Net investment income......      2.30%+       2.39%#    2.79%#+       1.55%+       1.64%#    2.03%#+      1.55%+       1.64%#
Portfolio turnover rate......        29%          88%      110%           29%          88%      110%          29%          88%
Average commission rate paid
  per share..................     $.0656       $.0648       N/A       $.0656        $.0648       N/A       $.0656       $.0648


                               CLASS C
                              YEAR ENDED
                              DECEMBER 31,
                                 1995*
PER SHARE DATA:
Net asset value, beginning of
  period.......................  $10.69
Income from investment
  operations:
  Net investment income........     .22
  Net realized and unrealized
    gain on investments........    1.99
      Total from investment
        operations.............    2.21
Less distributions to
  shareholders from:
  Net investment income........    (.25)
  Net realized gain on
    investments................    (.46)
      Total distributions......    (.71)
Net asset value, end of
  period.......................  $12.19
TOTAL RETURN**.................   21.2%

RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)............    $496
Ratios to average net assets:
  Expenses...................   2.50%#+
  Net investment income......   2.07%#+
Portfolio turnover rate......    110%
Average commission rate paid
  per share..................     N/A



* For the period from January 17, 1995, January 6, 1995 and March 3, 1995 (commencement of Class A, Class B and Class C operations, respectively) to December 31, 1995.

** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

+   Annualized.


++ The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


+++ The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.


# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:


                                                  CLASS A SHARES    CLASS B SHARES        CLASS C
                                                                                           SHARES
                                                    YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                  1996     1995*    1996     1995*    1996      1995*
Expenses.......................................   1.76%    5.02%    2.51%    3.65%    2.48%     18.91%
Net investment income (loss)...................   2.15%    (.48%)   1.40%     .88%    1.41%    (14.34%)

EVERGREEN AMERICAN RETIREMENT FUND -- CLASS A, B AND C SHARES

                                                     CLASS A                           CLASS B                      CLASS C
                                            THREE                             THREE                             THREE       YEAR
                                           MONTHS                            MONTHS                            MONTHS      ENDED
                                            ENDED         YEAR ENDED          ENDED         YEAR ENDED          ENDED      DECEMBER
                                          MARCH 31,       DECEMBER 31       MARCH 31,       DECEMBER 31       MARCH 31,    31,
                                           1997**       1996      1995*      1997**       1996      1995*      1997**       1996
PER SHARE DATA:
Net asset value, beginning of period...     $13.86      $12.82    $10.65      $13.80      $12.80    $10.65      $13.83     $12.81
Income (loss) from investment
  operations:
  Net investment income................        .11         .45       .41         .09         .36       .35         .09        .36
  Net realized and unrealized gain
    (loss) on investments..............       (.12)       1.12      2.22        (.13)       1.09      2.20       (.13)       1.11
      Total from investment
        operations.....................       (.01)       1.57      2.63        (.04)       1.45      2.55       (.04)       1.47
Less distributions to shareholders
  from:
  Net investment income................       (.11)       (.42)     (.46)       (.09)       (.34)     (.40)      (.09)       (.34)
  Net realized gain on investments.....         --        (.11)       --          --        (.11)       --          --       (.11)
      Total distributions..............       (.11)       (.53)     (.46)       (.09)       (.45)     (.40)      (.09)       (.45)
Net asset value, end of period.........     $13.74      $13.86    $12.82      $13.67      $13.80    $12.80      $13.70     $13.83
TOTAL RETURN+..........................       (.1%)      12.5%     24.9%        (.3%)      11.5%     24.1%       (.3%)      11.6%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)...........................    $14,590     $11,116    $1,335     $76,791     $57,622    $4,839     $ 1,769     $1,487
Ratios to average net assets:
  Expenses #...........................      1.37%++     1.30%     1.37%++     2.11%++     2.06%     2.12%++     2.12%++    2.05%
  Net investment income #..............      3.43%++     3.53%     3.73%++     2.68%++     2.79%     2.97%++     2.65%++    2.80%
Portfolio turnover rate................         9%         16%       49%          9%         16%       49%          9%        16%
Average commission rate paid per
  share................................     $.0606      $.0619       N/A      $.0606      $.0619       N/A     $ .0606     $.0619
                                      CLASS C
                                     YEAR ENDED
                                     DECEMBER 31,
                                         1995*
PER SHARE DATA:
Net asset value, beginning of period...  $10.65
Income (loss) from investment
  operations:
  Net investment income................     .36
  Net realized and unrealized gain
    (loss) on investments..............    2.19
      Total from investment
        operations.....................    2.55
Less distributions to shareholders
  from:
  Net investment income................    (.39)
  Net realized gain on investments.....      --
      Total distributions..............    (.39)
Net asset value, end of period.........  $12.81
TOTAL RETURN+..........................   24.0%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)...........................    $110
Ratios to average net assets:
  Expenses #...........................   2.10%++
  Net investment income #..............   2.96%++
Portfolio turnover rate................     49%
Average commission rate paid per
  share................................     N/A



* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.


** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.


++ Annualized.


# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:


                                                          CLASS A                       CLASS B                  CLASS C
                                                   THREE                        THREE                         THREE     YEAR
                                                  MONTHS                       MONTHS                        MONTHS     ENDED
                                                   ENDED       YEAR ENDED       ENDED       YEAR ENDED        ENDED     DECEMBER
                                                 MARCH 31,    DECEMBER 31,    MARCH 31,    DECEMBER 31,     MARCH 31,   31,
                                                  1997**     1996    1995*     1997**     1996     1995*     1997**     1996
Expenses.......................................    1.68%     1.33%   10.96%     2.43%     2.09%    4.20%      2.43%     2.08%
Net investment income (loss)...................    3.12%     3.50%   (5.86%)    2.36%     2.76%     .89%      2.34%     2.77%
                                                 CLASS C
                                                YEAR ENDED
                                                DECEMBER 31,
                                                  1995*
Expenses.......................................  103.52%
Net investment income (loss)...................  (98.46%)

EVERGREEN BALANCED FUND -- CLASS A AND B SHARES


                                              CLASS A SHARES                                       CLASS B SHARES
                       THREE                                                             THREE
                      MONTHS                                                            MONTHS
                       ENDED                         YEAR ENDED                          ENDED             YEAR ENDED
                     MARCH 31,                      DECEMBER 31,                       MARCH 31,          DECEMBER 31,
                      1997**     1996     1995     1994     1993     1992     1991*     1997**      1996      1995      1994
PER SHARE DATA:
Net asset value,
 beginning of
 period..............   $12.95   $13.12   $11.17   $12.07   $11.41   $11.02   $10.00     $12.96     $13.13    $11.18    $12.08
Income (loss) from
 investment
 operations:
  Net investment
    income...........      .12      .54      .51      .43      .42      .42      .30        .10        .43       .42       .36
  Net realized and
    unrealized gain
    (loss) on
    investments......     (.08)     .94     2.40     (.71)     .75      .43     1.08       (.08 )      .95      2.40      (.71)
    Total from
      investment
      operations.....      .04     1.48     2.91     (.28)    1.17      .85     1.38        .02       1.38      2.82      (.35)
Less distributions to
 shareholders from:
  Net investment
    income...........     (.12)    (.54)    (.50)    (.43)    (.42)    (.42)    (.35)      (.10 )     (.44)     (.41)     (.36)
  Net realized gain
    on investments...       --    (1.11)    (.46)    (.19)    (.09)    (.04)    (.01)        --      (1.11)     (.46)     (.19)
In excess of net
 investment income...       --       --       --       --       --       --       --         --         --        --        --
    Total
      distributions..     (.12)   (1.65)    (.96)    (.62)    (.51)    (.46)    (.36)      (.10 )    (1.55)     (.87)     (.55)
Net asset value, end
 of period...........   $12.87   $12.95   $13.12   $11.17   $12.07   $11.41   $11.02     $12.88     $12.96    $13.13    $11.18
TOTAL RETURN+........      .3%    11.4%    26.5%    (2.4%)   10.4%     7.9%    11.8%        .1%      10.6%     25.6%     (3.0%)
RATIOS &
 SUPPLEMENTAL DATA:
Net assets,
 end of period
 (000's omitted).....  $41,429  $43,169  $41,849  $41,010  $35,032  $17,408     $334   $107,347   $109,591  $108,983  $100,052
Ratios to average
 net assets:
  Expenses...........     .93%++    .89%    .88%     .89%     .91%     .91%     .92%++    1.68% ++    1.64%    1.62%     1.48%
  Net investment
    income...........    3.62%++   3.95%   4.05%    3.69%    3.61%    3.93%    4.38%++    2.87% ++    3.19%    3.30%     3.12%
Portfolio turnover
 rate................      28%      34%      37%      35%      19%      12%      19%        28%        34%       37%       35%
Average commission
 rate paid per
 share...............   $.0595   $.0593      N/A      N/A      N/A      N/A      N/A     $.0595    $0.0593       N/A       N/A
                   CLASS B SHARES
                     YEAR ENDED
                    DECEMBER 31,
                        1993*
PER SHARE DATA:
Net asset value,
 beginning of
 period..............   $11.54
Income (loss) from
 investment
 operations:
  Net investment
    income...........      .34
  Net realized and
    unrealized gain
    (loss) on
    investments......      .65
    Total from
      investment
      operations.....      .99
Less distributions to
 shareholders from:
  Net investment
    income...........     (.34)
  Net realized gain
    on investments...     (.09)
In excess of net
 investment income...     (.02)
    Total
      distributions..     (.45)
Net asset value, end
 of period...........   $12.08
TOTAL RETURN+........     8.7%
RATIOS &
 SUPPLEMENTAL DATA:
Net assets,
 end of period
 (000's omitted).....  $65,475
Ratios to average
 net assets:
  Expenses...........    1.41%++
  Net investment
    income...........    3.09%++
Portfolio turnover
 rate................      19%
Average commission
 rate paid per
 share...............      N/A



* For the period from June 10, 1991 (commencement of Class A operations) to December 31, 1991; for the period from January 26, 1993 (commencement of Class B operations) to December 31, 1993; and for the period from September 2, 1994 (commencement of Class C operations) to December 31, 1994.


** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.


++ Annualized.

EVERGREEN BALANCED FUND -- C SHARES


                                                                                                     CLASS C SHARES
                                                                                        THREE
                                                                                       MONTHS
                                                                                        ENDED
                                                                                      MARCH 31,         YEAR ENDED DECEMBER 31,
                                                                                       1997**        1996        1995      1994*
PER SHARE DATA:
Net asset value, beginning of period..............................................      $12.88       $13.11      $11.17    $12.00
Income (loss) from investment operations:
  Net investment income...........................................................         .10          .40         .41       .18
  Net realized and unrealized gain (loss) on investments..........................        (.09)         .93        2.40      (.61)
    Total from investment operations..............................................         .01         1.33        2.81      (.43)
Less distributions to shareholders from:
  Net investment income...........................................................        (.09)        (.45)       (.41)     (.21)
  Net realized gain on investments................................................          --        (1.11)       (.46)     (.19)
In excess of net investment income................................................
    Total distributions...........................................................        (.09)       (1.56)       (.87)     (.40)
Net asset value, end of period....................................................      $12.80       $12.88      $13.11    $11.17
TOTAL RETURN+.....................................................................         .1%        10.2%       25.5%     (3.6%)
RATIOS &
 SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................        $353         $355        $300      $195
Ratios to average net assets:
  Expenses........................................................................       1.68%++      1.65%       1.62%     1.64%++
  Net investment income...........................................................       2.92%++      3.19%       3.31%     3.23%++
Portfolio turnover rate...........................................................         28%          34%         37%       35%
Average commission rate paid per share............................................      $.0595       $.0593         N/A       N/A



* For the period from June 10, 1991 (commencement of Class A operations) to December 31, 1991; for the period from January 26, 1993 (commencement of Class B operations) to December 31, 1993; and for the period from September 2, 1994 (commencement of Class C operations) to December 31, 1994.


** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.


++ Annualized.

                            DESCRIPTION OF THE FUNDS

       Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below. There can be no assurance that any Fund's investment objective will be achieved.

INVESTMENT OBJECTIVES AND POLICIES

EVERGREEN FOUNDATION FUND

       The investment objectives of EVERGREEN FOUNDATION FUND, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement.


       The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The values of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.


       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).


       In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market values of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Fund's portfolio may include:


       1. Marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.

       2. Corporate obligations rated no lower than A by Moody's Investor's Service ("Moody's"), A-2 by Standard and Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P").

       3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.

       4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's). For a description of such ratings see the Statement of Additional Information.

       Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security.

EVERGREEN TAX STRATEGIC FOUNDATION FUND


       The investment objective of EVERGREEN TAX STRATEGIC FOUNDATION FUND is to maximize the after-tax "total return" on its portfolio of investments. Total return consists of current income and capital appreciation in the value of its shares. The Fund seeks to achieve this objective by investing in common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. It will also invest in debt obligations issued by states and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from federal income tax. Such securities are generally known as Municipal Securities. The Fund may also invest in taxable debt securities. (See "Investment Practices and Restrictions -- Municipal Securities and Taxable Fixed-Income Investments" below.)



       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The values of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.



       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets will be invested in Municipal Securities. The balance will be invested in equity securities (including securities convertible into equity securities). As of December 31, 1994, 1995, 1996 and March 31, 1997, approximately 54%, 52%, 52%
and 55%, respectively, of the Fund's portfolio consisted of investments in Municipal Securities.



       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market values of the Municipal Securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market value.



       In general, the Fund will invest in Municipal Securities only if they are determined to be of high or upper medium quality. These include bonds rated BBB or higher by S&P or Baa or higher by Moody's or any other nationally recognized statistical rating organization ("SRO"). The Fund may purchase Municipal Securities which are unrated at the time of purchase, if such securities are determined by the Fund's investment adviser to be of comparable quality to such rated securities. Certain Municipal Securities (primarily variable rate demand notes) may be entitled to the benefits of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligations of the banks in assessing the quality of such securities. Medium grade bonds are more susceptible to adverse economic conditions or changing circumstances than higher grade bonds. For a description of such ratings see the Statement of Additional Information.



       Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the federal alternative minimum tax for individuals and corporations. To the extent the Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on that part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, 80% of the Fund's investments in Municipal Securities will be invested in Municipal Securities, the interest from which is not subject to the federal alternative minimum tax.


EVERGREEN AMERICAN RETIREMENT FUND

       The investment objectives of EVERGREEN AMERICAN RETIREMENT FUND in order of priority are conservation of capital, reasonable income and capital growth. The Fund offers a structured investment approach designed specifically for retirees and persons contemplating retirement which may also be appropriate for the qualified retirement plans of smaller companies.


       The Fund will invest in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital enhancement. Ordinarily, the Fund anticipates that approximately 50% of its portfolio will consist of equity securities (including securities convertible into equity securities) and 50% of fixed income securities. The Fund's investment adviser may vary the amount invested in each type of security in response to changing market conditions to take advantage of relative undervaluation in either the stock or bond markets. The Fund will, however, not make an additional investment in equity securities if more than 75% of its total assets at the time the investment is made would include investments in equity securities. Generally, approximately half of the equity portion of the Fund's portfolio will be invested in common stocks which the Fund's investment adviser believes will yield current income and have potential for long-term capital growth and half in bonds and preferred stocks convertible into such common stock. As of December 31, 1994, 1995, 1996 and March 31, 1997, approximately 74%, 66%, 59% and 64% respectively, of the Fund's portfolio consisted of equity securities.



       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring non-speculative issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short and medium to long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market values.


       Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These include issues of the Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority. The balance will be invested in corporate obligations rated no lower than A by Moody's or S&P.

EVERGREEN BALANCED FUND

       The investment objective of the EVERGREEN BALANCED FUND is to achieve a long-term total return through capital appreciation, dividends and interest income. The Fund invests in common and preferred stocks for growth and fixed income securities to provide a stable income flow.


       The percentage of the Fund's assets invested in common and preferred stocks will vary from time to time in accordance with changing economic and market conditions. It is anticipated that over the long term the Fund's portfolio will average 60% in common and preferred stocks and 40% in bonds. However, normally the Fund's asset allocation will range between 40-75% in common and preferred stocks, 25-50% in fixed income securities (including some convertible securities) and 0-25% in cash equivalents. Moderate shifts between types of assets are made in an attempt to maximize returns or reduce risk. As of December 31, 1994, 1995, 1996, and March 31, 1997, approximately 55%, 60%, 54%
and 51%, respectively, of the Fund's portfolio consisted of equity securities.

       The Fund invests in common, preferred and convertible preferred stocks and bonds of U.S. companies with a minimum of $100 million in market capitalization and which are listed on major stock exchanges or traded over-the-counter. The criteria for such investment selection include a company's financial strength (such as cash flow and low debt-to-equity ratio), earnings growth and price in relation to current earnings, dividends and book value to identify growth opportunities. The Fund may also invest in American Depositary Receipts ("ADRs") of foreign companies which are traded on the New York or American Stock Exchanges or the over-the-counter market.


       The fixed income portion of the Fund's portfolio may be invested in corporate bonds (including convertible bonds) which are rated A or higher by S&P or Moody's or any other SRO, or which, if unrated, are considered to be of comparable quality by the Fund's investment adviser. For a description of such ratings see the Statement of Additional Information. Bonds are selected based upon the outlook for interest rates and their yields in relation to other bonds of similar quality and maturity. The maturities of these bonds may be medium (i.e., from five to ten years) to long-term (i.e., over ten years), but in no event will they be longer than twenty years.


       The Fund also invests in securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities, such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank and National Credit Union Administration. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the credit of the agency or instrumentality.

INVESTMENT PRACTICES AND RESTRICTIONS

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.


Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for the EVERGREEN BALANCED FUND will generally not exceed 100%, and that the annual portfolio turnover rate for the EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND will generally not exceed 100% for the equity portions of their portfolios and 200% for the fixed income portions. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund must pay. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions for the EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.



Borrowing. As a matter of fundamental policy the Funds, except EVERGREEN AMERICAN RETIREMENT FUND, may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. In addition to borrowing for temporary or emergency purposes, EVERGREEN AMERICAN RETIREMENT FUND may borrow for purposes of leverage. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.



Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the total assets of the EVERGREEN FOUNDATION FUND and the EVERGREEN TAX STRATEGIC FOUNDATION FUND, 30% of the value of the net assets of the EVERGREEN AMERICAN RETIREMENT FUND, and 5% of the value of the total assets of EVERGREEN BALANCED FUND, and must be collateralized by cash or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, dispostion of the securities may be delayed pending court action.


Short Sales. EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN BALANCED FUND and EVERGREEN FOUNDATION FUND may, as a defensive strategy, make short sales of securities. A short sale occurs when a seller sells a security and makes delivery to the buyer by borrowing the security. Short sales of a security are generally made in cases where the seller expects the market value of the security to decline. To complete a short sale, the seller must replace the security borrowed by purchasing it at the market price at the time of replacement, or by delivering securities from the seller's own position to the lender. In the event the market value of a security sold short were to increase, the seller would realize a loss to the extent that the cost of purchasing the security for delivery to the lender were greater than the proceeds from the short sale. In the event a short sale is completed by delivery of securities to the lender from the seller's own position, the seller would forgo any gain that would otherwise be realized on such securities. The EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND may only make short sales "against the box" which means the Fund must own the securities sold short, or other securities convertible into, or which carry rights to acquire, such securities.



Illiquid or Restricted Securities. EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND may invest up to 15% of their net assets, and EVERGREEN BALANCED FUND may invest up to 10% of its net assets, in illiquid securities and other securities which are not readily marketable. EVERGREEN TAX STRATEGIC FOUNDATION FUND may only invest up to 10% of its net assets in repurchase agreements with maturities longer than seven days. Illiquid securities include certain restricted securities determined by the Trustees not to be liquid, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% or 10% limits. Risks related to investment in these securities include the possibility that a Fund may not be able to dispose of illiquid or not readily marketable investments readily or at a reasonable price which could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15%, or 10%, as applicable, of its net assets invested in illiquid or not readily marketable securities.



Repurchase Agreements and Reverse Repurchase Agreements. EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may enter into repurchase agreements with member banks of the Federal Reserve System, including the Funds' custodian or primary dealers in U.S. government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.



       EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may borrow money by entering into "reverse repurchase agreements" by which a Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. A Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its net assets.


Options and Futures. EVERGREEN AMERICAN RETIREMENT FUND may write covered call options on certain portfolio securities in an attempt to earn income and realize a higher return on its portfolio. A call option may not be written by the Fund if afterwards securities comprising more than 15% of the market value of the equity securities of the Fund would be subject to call options. The Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, the Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, the Fund retains the risk of loss, which would be offset to the extent the Fund has received premium income. The Fund will only write "covered" call options traded on U.S. national securities exchanges. An option will be deemed covered when either (i) the Fund owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under the option, or (ii) the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less than the amount needed to satisfy the Fund's obligations with respect to such options. A "closing purchase transaction" may be entered into with respect to a call option written by the Fund for the purpose of closing its position.



       EVERGREEN BALANCED FUND may engage in options and futures transactions. Options and futures transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk. The Fund does not use these transactions for speculation or leverage.


       EVERGREEN BALANCED FUND may attempt to hedge all or a portion of its portfolio through the purchase of both put and call options on its portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also write covered call options on its portfolio securities to attempt to increase its current income. The Fund will maintain its position in securities, option rights and segregated cash subject to puts and calls until the options are exercised, closed or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Fund may purchase listed put options on financial futures contracts. These options will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.


       EVERGREEN BALANCED FUND may write covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds may also write straddles (combinations of covered puts and calls on the same underlying security).



       EVERGREEN BALANCED FUND may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.



       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying securities for more than their current market prices upon exercise.


       EVERGREEN BALANCED FUND may also, as previously stated, purchase futures contracts and options thereon. A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specific agencies or instrumentalities of the U.S. government. If the Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

       EVERGREEN BALANCED FUND may also enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities, currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

       The Fund may sell or purchase currency and other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the profit on the securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.


       The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction. The Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Fund would continue to bear market risk on the transaction.



Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange or interest rate risks, these investment devices can be highly volatile, and the Funds use of them could result in poorer performance (i.e., the Funds' returns may be reduced). The Funds attempts to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the EVERGREEN BALANCED FUND uses financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, the Funds' investment advisers could be incorrect in their expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if EVERGREEN BALANCED FUND'S investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although EVERGREEN BALANCED FUND'S investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The EVERGREEN BALANCED FUND'S ability to establish and close out financial futures contracts and options on financial futures contracts positions depends on this secondary market. If the Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.



Municipal Securities. As noted above, EVERGREEN TAX STRATEGIC FOUNDATION FUND may invest in Municipal Securities, which include municipal bonds, short-term municipal notes and tax exempt commercial paper. "Municipal bonds" are debt obligations issued to obtain funds for various public purposes that are exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.


Floating Rate and Variable Rate Obligations. The Municipal Securities in which EVERGREEN TAX STRATEGIC FOUNDATION FUND may invest also include certain variable rate and floating rate municipal obligations with or without demand features. These variable rate securities do not have fixed interest rates; rather, the rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Certain of these obligations may carry a demand feature that gives the EVERGREEN TAX STRATEGIC FOUNDATION FUND the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. The EVERGREEN TAX STRATEGIC FOUNDATION FUND will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 15% or less of its net assets. FOUNDATION may invest no more than 5% of its total assets in variable and floating rate securities.



When Issued and Delayed Delivery Transactions. EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market values of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments. Commitments to purchase when-issued securities will not exceed 25% of the net assets of EVERGREEN TAX STRATEGIC FOUNDATION FUND and 20% of the net assets of EVERGREEN BALANCED FUND. The Funds will maintain cash or high quality short-term securities in segregated accounts with their custodian in amounts equal to such commitments. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


Stand-By Commitments. EVERGREEN TAX STRATEGIC FOUNDATION FUND may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. Failure of the dealer to purchase such Municipal Securities may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. The EVERGREEN TAX STRATEGIC FOUNDATION FUND expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the EVERGREEN TAX STRATEGIC FOUNDATION FUND'S portfolio will not exceed 10% of the value of the Fund's net assets calculated immediately after each stand-by commitment is acquired. The Fund will maintain cash or high quality short-term securities in a segregated account with its custodian in an amount equal to such commitments. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Fund's investment adviser, present minimal credit risks.

Taxable Fixed-Income Investments. EVERGREEN TAX STRATEGIC FOUNDATION FUND may temporarily invest up to 20% of its net assets in taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sale of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its net assets in taxable securities for defensive purposes. The Fund may invest for defensive purposes during periods when the Fund's assets available for investment exceed the available Municipal Securities that meet the Fund's quality and other investment criteria. Taxable securities in which the Fund may invest on a short-term basis include obligations of the U.S. government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by any major rating service; commercial paper rated in the highest grade by Moody's, S&P or any SRO; and certificates of deposit issued by United States branches of U.S. banks with assets of $1 billion or more.


Fixed-Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

SPECIAL RISK CONSIDERATIONS

Investment in Foreign Securities. Investments by EVERGREEN BALANCED FUND in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U.S. dollar, the U.S. dollar value of the assets of the Fund denominated in such currency will also fall. The performance of the Fund will be measured in U.S. dollars.

       Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, the Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.


       Additionally, accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by the Fund's investment adviser before making any of these types of investments.


       ADRs and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.


Investments Related to Real Estate. EVERGREEN BALANCED FUND and EVERGREEN FOUNDATION FUND may invest up to 15% of their net assets in investments related to real estate, including real estate investment trusts ("REITS").

Risks associated with investments in securities of companies in the real estate industry include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.



Leverage. The utilization of leverage by the EVERGREEN AMERICAN RETIREMENT FUND involves certain risks described below. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS


       The management of each Fund is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained as investment adviser by each of EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN BALANCED FUND.



       First Union is headquartered in Charlotte, North Carolina, and had $137 billion in consolidated assets as of March 31, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG and the other investment advisory affiliates of FUNB manage or otherwise oversee the investment of over $61.9 billion in assets belonging to a wide range of clients, including all the Evergreen Keystone mutual funds. First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.


       As investment adviser to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees.

Evergreen Asset is entitled to receive from EVERGREEN AMERICAN RETIREMENT FUND a fee equal to .75 of 1% of average daily net assets on an annual basis on the first $750 million and .70 of 1% of average daily net assets on an annual basis on assets over $750 million; and from each of EVERGREEN FOUNDATION FUND and EVERGREEN TAX STRATEGIC FOUNDATION FUND a fee equal to .875 of 1% of average daily net assets on an annual basis on the first $750 million in assets, .75 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .70 of 1% of average daily net assets on an annual basis on assets over $1 billion.



       CMG manages the investments and supervises the daily business affairs of EVERGREEN BALANCED FUND and, as compensation therefor, is entitled to receive an annual fee equal to .50 of 1% of average daily net assets of the Fund.



       The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year ended December 31, 1996 and for the three months ended March 31, 1997, are set forth in the section entitled "Financial Highlights." Such expenses reflect all voluntary advisory fee waivers and expense reimbursements which may be revised or terminated at any time.


PORTFOLIO MANAGERS


       Stephen A. Lieber and James T. Colby, III have served as the portfolio managers for EVERGREEN TAX STRATEGIC FOUNDATION FUND since its inception. Mr. Lieber and Mr. Colby are assisted in the management of the Fund by Gary R. Buesser, C.F.A. Mr. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, makes all allocation decisions and investment decisions for the equity portion of the portfolio, and Mr. Colby manages the fixed-income portion. Mr. Colby has served as a fixed-income portfolio manager with Evergreen Asset since 1992. Mr. Buesser joined Lieber & Co. as an analyst in 1996. Previously, he was a portfolio manager/analyst with Cohen Asset Management and Shearson Lehman Brothers. Mr. Lieber is also the portfolio manager for EVERGREEN FOUNDATION FUND.



       The portfolio manager for EVERGREEN AMERICAN RETIREMENT FUND is Irene D. O'Neill, C.F.A. Ms. O'Neill has served as the Fund's principal manager since its inception, and has been associated with Evergreen Asset and its predecessor since 1981. Ms. O'Neill is assisted in the management of the Fund by Natalie Kucharski, C.F.A. Since 1985 Ms. Kucharski has served as an analyst at Lieber & Co. in the insurance, health care services and telecommunications industries.


       R. Dean Hawes has been the portfolio manager of EVERGREEN BALANCED FUND since its inception. Mr. Hawes, a Vice President of FUNB and the Director of Employee Benefit Portfolio Management, joined FUNB in 1981.

SUB-ADVISER

       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

ADMINISTRATOR


       Evergreen Keystone Investment Services, Inc. ("EKIS") serves as administrator to EVERGREEN BALANCED FUND, subject to the supervision and control of the Trustees of the Evergreen Investment Trust. As administrator EKIS provides facilities, equipment and personnel to the EVERGREEN BALANCED FUND and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds for which CMG, Evergreen Asset or Keystone Investment Management Company ("Keystone") serve as investment adviser, calculated in accordance with the following schedule:



Administration Fee
0.050%                on the first $7 billion
0.035%                on the next $3 billion
0.030%                on the next $5 billion
0.020%                on the next $10 billion
0.015%                on the next $5 billion
0.010%                on assets in excess of $30 billion


       EKIS also provides facilities, equipment and personnel to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND on behalf of each Fund's investment adviser.

SUB-ADMINISTRATOR


       BISYS Fund Services ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), distributor for the Evergreen Keystone Funds, serves as sub-administrator to the Funds and is entitled to receive a fee from EKIS based on the aggregate average daily net assets of all the mutual funds administered by EKIS for which CMG, Evergreen Asset or Keystone serves as investment adviser, calculated in accordance with the following schedule:


Sub-Administration Fee
0.0100%                   on the first $7 billion
0.0075%                   on the next $3 billion
0.0050%                   on the next $15 billion
0.0040%                   on assets in excess of $25 billion


       The total assets of the mutual funds administered by EKIS for which FUNB affiliates also serve as investment advisers were approximately $29 billion as of March 31, 1997.


DISTRIBUTION PLANS AND AGREEMENTS


Distribution Plans. Each Fund's Class A, Class B and Class C shares pay for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percent of each Fund's average daily net assets attributable to the Class, as follows:


Class A shares            0.75%, currently limited to 0.25%
Class B shares            1.00%
Class C shares            1.00%

       Of the amount that each Class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.


Distribution Agreements. Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EKD. Pursuant to the Distribution Agreements, each Fund will compensate EKD for its services as distributor based upon the maximum annual rate as a percent of each Fund's average daily net assets attributable to the Class, as follows:


Class A shares            0.25%
Class B shares            1.00%
Class C shares            1.00%

       The Distribution Agreements provide that EKD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EKD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Funds' shareholders. FUNB or its affiliates may finance the payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund.

       Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES


       You may purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase shares of any of the Funds by mailing to that Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.



       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General
Information" -- "Other Classes of Shares").



Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of each Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12- month period following the month of purchase. The schedule of charges for Class A shares is as follows:

                             Initial Sales Charge

                                  As a % of the Net        As a % of the         Commission to Dealer/Agent
     Amount of Purchase            Amount Invested        Offering Price          as a % of Offering Price
        Less than $   50,000             4.99%                  4.75%                         4.25%
     $   50,000 - $   99,999             4.71%                  4.50%                         4.25%
       $ 100,000 - $ 249,999             3.90%                  3.75%                         3.25%
       $ 250,000 - $ 499,999             2.56%                  2.50%                         2.00%
       $ 500,000 - $ 999,999             2.04%                  2.00%                         1.75%
                                                                               1.00% of the amount invested up
                                                                                     to $2,999,999;
                                                                               .50% of the amount invested over
  $1,000,000 or more                      None                   None          $2,999,999, up to $4,999,999;
                                                                                                and
                                                                               .25% of the excess over
                                                                                         $4,999,999


       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) and upon the initial purchase of an Evergreen Keystone Fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.



       Class A shares may also be purchased at net asset value by a corporation or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees (an "Educational TSA Plan").



       In connection with sales made to plans of the type described in the preceding sentence EKD will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.


       When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to 0.25% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Concurrent Purchases, Rights of Accumulation, Letter of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the Application for additional information concerning these reduced sales charges.

Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                                                                       CDSC
Redemption Timing                                                                                                    Imposed
Month of purchase and the first twelve-month period following the month of purchase...............................    5.00%
Second twelve-month period following the month of purchase........................................................    4.00%
Third twelve-month period following the month of purchase.........................................................    3.00%
Fourth twelve-month period following the month of purchase........................................................    3.00%
Fifth twelve-month period following the month of purchase.........................................................    2.00%
Sixth twelve-month period following the month of purchase.........................................................    1.00%
No CDSC is imposed on amounts redeemed thereafter.


       The CDSC is deducted from the amount of the redemption and is paid to EKD or its predecessor. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.



       At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to EVERGREEN BALANCED FUND, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.



Class C Shares -- Level-Load Alternative. Class C shares are only offered through broker-dealers who have special distribution agreements with EKD. You may purchase Class C shares at net asset value without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.00% CDSC, if you redeem shares during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of a Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class C shares in the amount of $500,000 or more. No CDSC will be imposed on Class C shares purchased by institutional investors, and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A Shares-Front End Sales Charge Alternative," above. Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a trailing commission equal to 0.75% of the average daily value of such shares on an annual basis held by their clients more than one year from the date of purchase. The payment of trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C shares.


Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.


       No CDSC is imposed on a redemption of shares of the Fund in the event of
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


       The Funds may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Funds, Keystone, FUNB, Evergreen Asset, EKD and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EKD, and to a bank or trust company acting as a trustee for a single account.

How the Funds Value their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.


General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

       In addition to the discount or commission paid to broker-dealers, EKD may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen Keystone Funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such incentives to certain specified dealers. EKD from time to time sponsors promotions involving First Union Brokerage Services, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EKD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

HOW TO REDEEM SHARES


       You may "redeem" ( i.e., sell) your shares in a Fund to the Fund for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC, the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.



       Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSC's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.


       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.

       Except as otherwise noted, the Funds, EKSC and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Funds, EKSC and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.


Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.



General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any ninety day period for any one shareholder.


EXCHANGE PRIVILEGE


How to Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen Keystone Funds through your financial intermediary by calling or writing to EKSC or by using the

Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen Keystone Fund is subject to the minimum investment and suitability requirements of each Fund.


       Each of the Evergreen Keystone Funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.



       No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen Keystone Funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen or Keystone Fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.


Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.


Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.


SHAREHOLDER SERVICES


       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.



Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.



Telephone Investment Plan. You may invest not less than $100 or more than $10,000 per investment into an existing account. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.



Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this Plan, you may receive (or designate a third party to receive) payments in a stated amount of at least $75, or a maximum of 1.0% per month or 3.0% per quarter of the total net asset value of your account when the Plan was established. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of a Fund's shares while participating in a Systematic Withdrawal Plan.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Evergreen Asset, Keystone or CMG may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone Fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.


       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone Fund. You should designate on the Application
(i) the dollar amount of each monthly or quarterly investment you wish to make and (ii) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.


       If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.


Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen Keystone Fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone Fund. You may select this service on your Application and indicate the Evergreen Keystone Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.



Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.


EFFECT OF BANKING LAWS


       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.



       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory agreements or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreements, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, new investment advisers. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.


                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

       It is the policy of each Fund to distribute to shareholders any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code, and to distribute their investment company taxable income, if any, quarterly, such distributions of EVERGREEN TAX STRATEGIC FOUNDATION FUND to include any tax exempt income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.


       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.



       Under current law, the highest federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.



       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.



       Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Application, or on a separate form supplied by the transfer agent, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.



       The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN FOUNDATION FUND and EVERGREEN TAX STRATEGIC FOUNDATION FUND are separate series of the Evergreen Foundation Trust, a Massachusetts business trust organized in 1989. EVERGREEN AMERICAN RETIREMENT FUND is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. EVERGREEN BALANCED FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and shareholder service expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.


Registrar, Transfer Agent and Dividend-Disbursing Agent. Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, acts as registrar, transfer agent and dividend-disbursing agent for each of the Funds.



Principal Underwriter. EKD, an affiliate of BISYS Fund Services, is located at 125 W. 55th Street, New York, New York 10019, and is the principal underwriter of the Funds. BISYS Fund Services also acts as sub-administrator to the Funds and provides personnel to serve as officers of the Funds.



Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and
(iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.


Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B, Class C and Class Y shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone Funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Principal Underwriter may also reprint, and use as advertising and sales literature, articles from EVERGREEN KEYSTONE EVENTS, a quarterly magazine provided to Evergreen Keystone Fund shareholders.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust shall contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  Investment Advisers
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      Evergreen Foundation Fund, Evergreen Tax Strategic Foundation Fund, Evergreen American Retirement Fund



  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288
      Evergreen Balanced Fund



  Custodian
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827



  Transfer Agent
  Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121


  Legal Counsel
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  Independent Auditors
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110


  Distributor
  Evergreen Keystone Distributor, Inc., 125 W. 55th Street, New York, New York 10019

  PROSPECTUS                                                     July 1, 1997


  EVERGREEN(SM) BALANCED FUNDS                     (Evergreen logo appears here)

  EVERGREEN FOUNDATION FUND
  EVERGREEN TAX STRATEGIC FOUNDATION FUND
  EVERGREEN AMERICAN RETIREMENT FUND
  EVERGREEN BALANCED FUND

  CLASS Y SHARES

           The Evergreen Balanced Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide current income, capital appreciation or after-tax "total return". This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.


           A Statement of Additional Information for the Funds and certain other funds in the Evergreen Keystone group of mutual funds dated April 1, 1997, as amended July 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by telephoning the Evergreen Keystone Funds at 1-800-343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.



  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS


OVERVIEW OF THE FUNDS...................................    2
EXPENSE INFORMATION.....................................    3
FINANCIAL HIGHLIGHTS....................................    5
DESCRIPTION OF THE FUNDS................................    9
         Investment Objectives and Policies.............    9
         Investment Practices and Restrictions..........   12
         Special Risk Considerations....................   17

MANAGEMENT OF THE FUNDS.................................   18
         Investment Advisers............................   18
         Portfolio Managers.............................   19
         Sub-Adviser....................................   19
         Administrator..................................   20
         Sub-Administrator..............................   20
PURCHASE AND REDEMPTION OF SHARES.......................   20
         How to Buy Shares..............................   20
         How to Redeem Shares...........................   21
         Exchange Privilege.............................   22
         Shareholder Services...........................   23
         Effect of Banking Laws.........................   24

OTHER INFORMATION.......................................   24
         Dividends, Distributions and Taxes.............   24
         General Information............................   25


                             OVERVIEW OF THE FUNDS

       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".


       The investment adviser to EVERGREEN FOUNDATION FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN TAX STRATEGIC FOUNDATION FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank serves as investment adviser to EVERGREEN BALANCED FUND.


       EVERGREEN FOUNDATION FUND seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed-income securities.

       EVERGREEN TAX STRATEGIC FOUNDATION FUND attempts to maximize the after-tax "total return" on its portfolio of investments. The Fund invests in common and preferred stocks and securities convertible into or exchangeable for common stocks and municipal securities. Under normal circumstances, the Fund anticipates that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets will be invested in municipal securities.

       EVERGREEN AMERICAN RETIREMENT FUND seeks, in order of priority, conservation of capital, reasonable income and capital growth. To achieve these objectives, the Fund invests in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital appreciation. Investments in equity securities will be limited to 75% of the value of the Fund's total assets measured at the time any such investment is made. Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

       EVERGREEN BALANCED FUND seeks to produce long-term total return through capital appreciation, dividends and interest income.


       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE(S) OF ANY FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION


       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y shares of each Fund. For further information see "Purchase and Redemption of Shares."



SHAREHOLDER TRANSACTION EXPENSES                                 None



       The following tables show for each Fund the annualized operating expenses (as a percentage of average net assets) attributable to Class Y shares for the three month period ended March 31, 1997, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.


EVERGREEN FOUNDATION FUND


                                                                                         EXAMPLES
                                                      ANNUAL OPERATING              ASSUMING REDEMPTION
                                                          EXPENSES                   AT END OF PERIOD
Management Fees                                             0.79%
                                                                                After 1 Year         $  10
12b-1 Fees                                                     --
                                                                                After 3 Years        $  32
Other Expenses                                              0.21%
                                                                                After 5 Years        $  55
                                                                                After 10 Years       $ 122
Total                                                       1.00%


EVERGREEN TAX STRATEGIC FOUNDATION FUND


                                                      ANNUAL OPERATING
                                                          EXPENSES
Management Fees                                            0.875%
                                                                                After 1 Year         $  12
12b-1 Fees                                                     --
                                                                                After 3 Years        $  36
Other Expenses                                             0.255%
                                                                                After 5 Years        $  62
                                                                                After 10 Years       $ 137
Total                                                       1.13%


EVERGREEN AMERICAN RETIREMENT FUND


                                                      ANNUAL OPERATING
                                                         EXPENSES*
Management Fees                                             0.75%
                                                                                After 1 Year         $  11
12b-1 Fees                                                     --
                                                                                After 3 Years        $  35
Other Expenses                                              0.36%
                                                                                After 5 Years        $  61
                                                                                After 10 Years       $ 135
Total                                                       1.11%


EVERGREEN BALANCED FUND


                                                       ANNUAL OPERATING
                                                           EXPENSES
Management Fees                                              0.50%
                                                                                 After 1 Year       $   7
12b-1 Fees                                                      --
                                                                                 After 3 Years      $  22
Other Expenses                                               0.18%
                                                                                 After 5 Years      $  38
                                                                                 After 10 Years     $  85
Total                                                        0.68%

* The annualized operating expenses and examples reflect fee waivers and expense reimbursements for the three month period ended March 31, 1997. Actual expenses for the three month period then ended excluding fee waivers and expense reimbursements were as follows:



                                                                                               CLASS Y
Evergreen American Retirement Fund..........................................................    1.38%


From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.


       The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Class Y shares of each Fund will bear directly or indirectly. The amounts set forth both in the tables and in the examples are based on the experience of each Fund's Class Y shares for the most recent fiscal period. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds."

                              FINANCIAL HIGHLIGHTS


       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter has been audited by the respective Fund's independent auditors as follows: for EVERGREEN FOUNDATION FUND for the three months ended March 31, 1997 and for the year ended December 31, 1996 by KPMG Peat Marwick LLP, and for each of the years in the four-year period ended December 31, 1995 by other auditors; for EVERGREEN TAX STRATEGIC FOUNDATION FUND for the three months ended March 31, 1997 and for the year ended December 31, 1996 by KPMG Peat Marwick LLP and for each of the years in the two-year period ended December 31, 1995 and the period from November 2, 1993 through December 31, 1993 by other auditors; for EVERGREEN AMERICAN RETIREMENT FUND for the three months ended March 31, 1997 and for the year ended December 31, 1996 by KPMG Peat Marwick LLP, and for each of the years in the four-year period ended December 31, 1995 by other auditors; and for EVERGREEN BALANCED FUND by KPMG Peat Marwick LLP. A report of KPMG Peat Marwick LLP on the audited information with respect to each Fund is incorporated by reference in the Funds' Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Funds' Statement of Additional Information.


       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

EVERGREEN FOUNDATION FUND -- CLASS Y SHARES


                                              THREE MONTHS
                                                 ENDED
                                               MARCH 31,                           YEAR ENDED DECEMBER 31,
                                                 1997**      1996      1995      1994      1993      1992      1991     1990*
PER SHARE DATA:
Net asset value, beginning of period.........    $16.14     $15.13    $12.27    $13.12    $11.98    $10.75     $8.95    $10.00
Income (loss) from investment operations:
  Net investment income......................       .13        .54       .51       .42       .31       .27       .33      1.23(a)
  Net realized and unrealized gain (loss) on
    investments..............................      (.13)      1.16      3.07      (.57)     1.55      1.83      2.77      (.59)
    Total from investment operations.........        --       1.70      3.58      (.15)     1.86      2.10      3.10       .64
Less distributions to shareholders from:
  Net investment income......................      (.12)      (.54)     (.49)     (.42)     (.31)     (.24)     (.33)    (1.17)
  Net realized gain on investments...........        --       (.15)     (.23)     (.28)     (.41)     (.63)     (.97)     (.52)
    Total distributions......................      (.12)      (.69)     (.72)     (.70)     (.72)     (.87)    (1.30)    (1.69)
Net asset value, end of period...............    $16.02     $16.14    $15.13    $12.27    $13.12    $11.98    $10.75     $8.95
TOTAL RETURN+................................      0.0%      11.5%     29.7%     (1.1%)    15.7%     20.0%     36.4%      6.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)......      $802       $809      $623      $332      $240       $64       $11        $2
Ratios to average net assets:
  Expenses...................................     1.00%++     .99%     1.07%     1.14%     1.20%     1.40%#    1.20%#       0%#++
  Net investment income......................     3.07%++    3.64%     3.89%     3.51%     2.81%     2.93%#    2.86%#   15.07%#(a)++
Portfolio turnover rate......................        2%        10%       28%       33%       60%      127%      178%      131%
Average commission rate paid per share.......    $.0670     $.0649       N/A       N/A       N/A       N/A       N/A       N/A



* For the period January 2, 1990 (commencement of operations) to December 31, 1990.


** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:


                                                                                   CLASS Y
                                                                           YEAR ENDED DECEMBER 31,
                                                                           1992      1991     1990*
Expenses...............................................................    1.43%     2.58%     3.64%
Net investment income..................................................    2.90%     1.48%    11.43%



        (a) Includes receipt of a special dividend representing $.62 per share net investment income and 7.59% of average net assets.

EVERGREEN TAX STRATEGIC FOUNDATION FUND -- CLASS Y SHARES


                                                                   THREE MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                                    MARCH 31, 1997++      1996       1995       1994      1993*
PER SHARE DATA:
Net asset value, beginning of period............................          $13.54          $12.22     $10.27     $10.31    $10.00
Income from investment operations:
  Net investment income.........................................             .09             .34        .35        .27       .05
  Net realized and unrealized gain on investments...............             .05+++         1.56       2.39        .08       .31
    Total from investment operations............................             .14            1.90       2.74        .35       .36
Less distributions to shareholders from:
  Net investment income.........................................            (.07)           (.30)      (.33)      (.27)     (.05)
  Net realized gain on investments..............................              --            (.28)      (.46)      (.12)       --
    Total distributions.........................................            (.07)           (.58)      (.79)      (.39)     (.05)
Net asset value, end of period..................................          $13.61          $13.54     $12.22     $10.27    $10.31
TOTAL RETURN+*..................................................            1.0%           15.8%      27.3%       3.4%      3.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................         $15,311         $15,002    $13,485    $10,575    $5,424
Ratios to average net assets:
  Expenses......................................................           1.13%+          1.30%#     1.50%#     1.49%#     .00%#+
  Net investment income.........................................           2.54%+          2.63%#     3.06%#     2.87%#    3.65%#+
Portfolio turnover rate.........................................             29%             88%       110%       245%       25%
Average commission rate paid per share..........................          $.0656         $0.0648        N/A        N/A       N/A



* For the period November 2, 1993 (commencement of operations) to December 31, 1993.


** Total return is calculated on net asset value per share for the periods indicated and is not annualized.


+  Annualized.


++ The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


+++ The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.


# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:



                                                                                                             CLASS Y
                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                                1996      1995      1994     1993*
Expenses.....................................................................................    1.56%     2.23%     2.41%   3.10%
Net investment income........................................................................    2.37%     2.33%     1.95%    .54%

EVERGREEN AMERICAN RETIREMENT FUND -- CLASS Y SHARES

                                 THREE MONTHS
                                    ENDED
                                  MARCH 31,                           YEAR ENDED DECEMBER 31,
                                    1997**       1996      1995      1994      1993      1992      1991      1990
PER SHARE DATA:
Net asset value, beginning of
  period.......................    $  13.86      $12.83    $10.67    $11.60    $10.95    $10.52     $9.59    $10.41
Income (loss) from investment
  operations:
  Net investment income........         .14         .48       .47       .60       .56       .66       .60       .60
  Net realized and unrealized
    gain (loss) on
    investments................        (.14)       1.10      2.16      (.93)      .96       .55      1.15      (.66)
    Total from investment
      operations...............          --        1.58      2.63      (.33)     1.52      1.21      1.75      (.06)
Less distributions to
  shareholders from:
  Net investment income........        (.12)       (.44)     (.47)     (.60)     (.60)     (.61)     (.60)     (.60)
  Net realized gain on
    investments................          --        (.11)       --        --      (.24)     (.17)     (.22)     (.16)
  In excess of net realized
    gains on investments.......          --          --        --        --      (.03)       --        --        --
    Total distributions........        (.12)       (.55)     (.47)     (.60)     (.87)     (.78)     (.82)     (.76)
Net asset value, end of
  period.......................      $13.74      $13.86    $12.83    $10.67    $11.60    $10.95    $10.52     $9.59
TOTAL RETURN+..................         .0%       12.6%     25.1%     (2.9%)    14.1%     11.8%     18.8%      (.5%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..............     $37,237     $41,243   $39,327   $37,176   $37,336   $23,781   $15,632   $12,351
Ratios to average net assets:
  Expenses.....................       1.11%#++    1.05%#    1.26%     1.28%     1.36%     1.51%#    1.50%#    1.50%#
  Net investment income........       3.56%#++    3.65%#    3.96%     5.40%     5.13%     6.23%#    5.91%#    6.04%#
Portfolio turnover rate........          9%         16%       49%      136%       92%      151%       97%       33%
Average commission rate paid
  per share....................      $.0606      $.0619       N/A       N/A       N/A       N/A       N/A       N/A


                                           YEAR ENDED DECEMBER 31,
                                          1989             1988*(A)
PER SHARE DATA:
Net asset value, beginning of
  period.......................          $ 10.09            $10.00
Income (loss) from investment
  operations:
  Net investment income........              .57               .39
  Net realized and unrealized
    gain (loss) on
    investments................              .76               .18
    Total from investment
      operations...............             1.33               .57
Less distributions to
  shareholders from:
  Net investment income........             (.59)             (.36)
  Net realized gain on
    investments................             (.42)             (.12)
  In excess of net realized
    gains on investments.......               --                --
    Total distributions........            (1.01)             (.48)
Net asset value, end of
  period.......................          $ 10.41            $10.09
TOTAL RETURN+..................            13.4%              5.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..............          $11,610            $9,449
Ratios to average net assets:
  Expenses.....................            1.88%#            2.00%++
  Net investment income........            5.49%#            5.01%++
Portfolio turnover rate........             152%               52%
Average commission rate paid
  per share....................              N/A               N/A



*  For the period March 14, 1988 (commencement of operations) to December 31,
   1988.


** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.


++  Annualized.


# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:


(a) Investment income, expenses and net investment income are based upon average monthly shares outstanding for the period indicated.



                                                                    CLASS Y
                                             THREE MONTHS
                                                ENDED
                                              MARCH 31,             YEAR ENDED DECEMBER 31,
                                                1997**       1996     1992     1991    1990    1989
Expenses..................................       1.38%       1.09%    1.59%    1.82%   1.95%   2.03%
Net investment income.....................       3.29%       3.61%    6.15%    5.59%   5.59%   5.34%

EVERGREEN BALANCED FUND -- CLASS Y SHARES

                                                       THREE MONTHS
                                                          ENDED
                                                        MARCH 31,                   YEAR ENDED DECEMBER 31,
                                                          1997**        1996       1995       1994       1993       1992
PER SHARE DATA:
Net asset value, beginning of period.................      $12.95       $13.12     $11.17     $12.07     $11.41     $11.02
Income (loss) from investment operations:
  Net investment income..............................         .13          .57        .54        .46        .45        .46
  Net realized and unrealized gain (loss) on
    investments......................................        (.08)         .95       2.40       (.71)       .75        .42
    Total from investment operations.................         .05         1.52       2.94       (.25)      1.20        .88
Less distributions to shareholders from:
  Net investment income..............................        (.13)        (.58)      (.53)      (.46)      (.45)      (.45)
  Net realized gain on investments...................          --        (1.11)      (.46)      (.19)      (.09)      (.04)
    Total distributions..............................        (.13)       (1.69)      (.99)      (.65)      (.54)      (.49)
Net asset value, end of period.......................      $12.87       $12.95     $13.12     $11.17     $12.07     $11.41
TOTAL RETURN+........................................         .3%        11.7%      26.8%      (2.2%)     10.7%       8.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............    $767,747     $778,641   $818,137   $778,657   $760,147   $520,232
Ratios to average net assets:
  Expenses...........................................        .68%++       .64%       .62%       .64%       .66%       .66%
  Net investment income..............................       3.87%++      4.19%      4.30%      3.93%      3.86%      4.20%
Portfolio turnover rate..............................         28%          34%        37%        35%        19%        12%
Average commission rate paid per share...............      $.0595       $.0593        N/A        N/A        N/A        N/A

                                                YEAR ENDED DECEMBER 31,
                                                          1991*
PER SHARE DATA:
Net asset value, beginning of period.................    $10.00
Income (loss) from investment operations:
  Net investment income..............................       .36
  Net realized and unrealized gain (loss) on
    investments......................................      1.03
    Total from investment operations.................      1.39
Less distributions to shareholders from:
  Net investment income..............................      (.36)
  Net realized gain on investments...................      (.01)
    Total distributions..............................      (.37)
Net asset value, end of period.......................    $11.02
TOTAL RETURN+........................................     15.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............  $247,472
Ratios to average net assets:
  Expenses...........................................      .68%++
  Net investment income..............................     4.86%++
Portfolio turnover rate..............................       19%
Average commission rate paid per share...............       N/A



*  For the period April 1, 1991 (commencement of operations) to December 31,
   1991.


** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.


++ Annualized.

                            DESCRIPTION OF THE FUNDS

       Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below. There can be no assurance that any Fund's investment objective will be achieved.

INVESTMENT OBJECTIVES AND POLICIES

EVERGREEN FOUNDATION FUND

       The investment objectives of EVERGREEN FOUNDATION FUND, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement.


       The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The values of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.


       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).


       In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market values of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Fund's portfolio may include:


       1. Marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.

       2. Corporate obligations rated no lower than A by Moody's Investor's Service ("Moody's"), A-2 by Standard and Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P").

       3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.

       4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's). For a description of such ratings see the Statement of Additional Information.

       Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security.

EVERGREEN TAX STRATEGIC FOUNDATION FUND


       The investment objective of EVERGREEN TAX STRATEGIC FOUNDATION FUND is to maximize the after-tax "total return" on its portfolio of investments. Total return consists of current income and capital appreciation in the value of its shares. The Fund seeks to achieve this objective by investing in common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. It will also invest in debt obligations issued by states and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from federal income tax. Such securities are generally known as Municipal Securities. The Fund may also invest in taxable debt securities. (See "Investment Practices and Restrictions -- Municipal Securities and Taxable Fixed-Income Investments" below.)



       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders. The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The values of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.



       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets will be invested in Municipal Securities. The balance will be invested in equity securities (including securities convertible into equity securities). As of December 31, 1994, 1995, 1996 and March 31, 1997, approximately 54%, 52%, 52%
and 55%, respectively, of the Fund's portfolio consisted of investments in Municipal Securities.



       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market values of the Municipal Securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market value.



       In general, the Fund will invest in Municipal Securities only if they are determined to be of high or upper medium quality. These include bonds rated BBB or higher by S&P or Baa or higher by Moody's or any other nationally recognized statistical rating organization ("SRO"). The Fund may purchase Municipal Securities which are unrated at the time of purchase if such securities are determined by the Fund's investment adviser to be of comparable quality to such rated securities. Certain Municipal Securities (primarily variable rate demand notes) may be entitled to the benefits of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligations of the banks in assessing the quality of such securities. Medium grade bonds are more susceptible to adverse economic conditions or changing circumstances than higher grade bonds. For a description of such ratings see the Statement of Additional Information.



       Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the federal alternative minimum tax for individuals and corporations. To the extent the Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on that part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, 80% of the Fund's investments in Municipal Securities will be invested in Municipal Securities, the interest from which is not subject to the federal alternative minimum tax.


EVERGREEN AMERICAN RETIREMENT FUND

       The investment objectives of EVERGREEN AMERICAN RETIREMENT FUND in order of priority are conservation of capital, reasonable income and capital growth. The Fund offers a structured investment approach designed specifically for retirees and persons contemplating retirement which may also be appropriate for the qualified retirement plans of smaller companies.


       The Fund will invest in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital enhancement. Ordinarily, the Fund anticipates that approximately 50% of its portfolio will consist of equity securities (including securities convertible into equity securities) and 50% of fixed income securities. The Fund's investment adviser may vary the amount invested in each type of security in response to changing market conditions to take advantage of relative undervaluation in either the stock or bond markets. The Fund will, however, not make an additional investment in equity securities if more than 75% of its total assets at the time the investment is made would include investments in equity securities. Generally, approximately half of the equity portion of the Fund's portfolio will be invested in common stocks which the Fund's investment adviser believes will yield current income and have potential for long-term capital growth and half in bonds and preferred stocks convertible into such common stock. As of December 31, 1994, 1995, 1996 and March 31, 1997, approximately 74%, 66%, 59% and 64%, respectively, of the Fund's portfolio consisted of equity securities.



       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring non-speculative issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short and medium to long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market values.


       Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These include issues of the Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority. The balance will be invested in corporate obligations rated no lower than A by Moody's or S&P.

EVERGREEN BALANCED FUND

       The investment objective of the EVERGREEN BALANCED FUND is to achieve a long-term total return through capital appreciation, dividends and interest income. The Fund invests in common and preferred stocks for growth and fixed income securities to provide a stable income flow.


       The percentage of the Fund's assets invested in common and preferred stocks will vary from time to time in accordance with changing economic and market conditions. It is anticipated that over the long term the Fund's portfolio will average 60% in common and preferred stocks and 40% in bonds. However, normally the Fund's asset allocation will range between 40-75% in common and preferred stocks, 25-50% in fixed income securities (including some convertible securities) and 0-25% in cash equivalents. Moderate shifts between types of assets are made in an attempt to maximize returns or reduce risk. As of December 31, 1994, 1995, 1996 and March 31, 1997, approximately 55%, 60%, 54%
and 51%, respectively, of the Fund's portfolio consisted of equity securities.

       The Fund invests in common, preferred and convertible preferred stocks and bonds of U.S. companies with a minimum of $100 million in market capitalization and which are listed on major stock exchanges or traded over-the-counter. The criteria for such investment selection include a company's financial strength (such as cash flow and low debt-to-equity ratio), earnings growth and price in relation to current earnings, dividends and book value to identify growth opportunities. The Fund may also invest in American Depositary Receipts ("ADRs") of foreign companies which are traded on the New York or American Stock Exchanges or the over-the-counter market.


       The fixed income portion of the Fund's portfolio may be invested in corporate bonds (including convertible bonds) which are rated A or higher by S&P or Moody's or any other SRO, or which, if unrated, are considered to be of comparable quality by the Fund's investment adviser. For a description of such ratings see the Statement of Additional Information. Bonds are selected based upon the outlook for interest rates and their yields in relation to other bonds of similar quality and maturity. The maturities of these bonds may be medium (i.e., from five to ten years) to long-term (i.e., over ten years), but in no event will they be longer than twenty years.


       The Fund also invests in securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities, such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank and National Credit Union Administration. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the credit of the agency or instrumentality.

INVESTMENT PRACTICES AND RESTRICTIONS

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.


Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for the EVERGREEN BALANCED FUND will generally not exceed 100%, and that the annual portfolio turnover rate for the EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND will generally not exceed 100% for the equity portions of their portfolios and 200% for the fixed income portions. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund must pay. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions for the EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.



Borrowing. As a matter of fundamental policy the Funds, except EVERGREEN AMERICAN RETIREMENT FUND, may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. In addition to borrowing for temporary or emergency purposes, EVERGREEN AMERICAN RETIREMENT FUND may borrow for purposes of leverage. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.



Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the total assets of the EVERGREEN FOUNDATION FUND and the EVERGREEN TAX STRATEGIC FOUNDATION FUND, 30% of the value of the net assets of the EVERGREEN AMERICAN RETIREMENT FUND, and 5% of the value of the total assets of EVERGREEN BALANCED FUND, and must be collateralized by cash or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, dispostion of the securities may be delayed pending court action.


Short Sales. EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN BALANCED FUND and EVERGREEN FOUNDATION FUND may, as a defensive strategy, make short sales of securities. A short sale occurs when a seller sells a security and makes delivery to the buyer by borrowing the security. Short sales of a security are generally made in cases where the seller expects the market value of the security to decline. To complete a short sale, the seller must replace the security borrowed by purchasing it at the market price at the time of replacement, or by delivering securities from the seller's own position to the lender. In the event the market value of a security sold short were to increase, the seller would realize a loss to the extent that the cost of purchasing the security for delivery to the lender were greater than the proceeds from the short sale. In the event a short sale is completed by delivery of securities to the lender from the seller's own position, the seller would forgo any gain that would otherwise be realized on such securities. The EVERGREEN AMERICAN RETIREMENT FUND and the EVERGREEN FOUNDATION FUND may only make short sales "against the box" which means the Fund must own the securities sold short, or other securities convertible into, or which carry rights to acquire, such securities.



Illiquid or Restricted Securities. EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND may invest up to 15% of their net assets, and EVERGREEN BALANCED FUND may invest up to 10% of its net assets, in illiquid securities and other securities which are not readily marketable. EVERGREEN TAX STRATEGIC FOUNDATION FUND may only invest up to 10% of its net assets in repurchase agreements with maturities longer than seven days. Illiquid securities include certain restricted securities determined by the Trustees not to be liquid, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% or 10% limits. Risks related to investment in these securities include the possibility that a Fund may not be able to dispose of illiquid or not readily marketable investments readily or at a reasonable price which could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% or 10%, as applicable, of its net assets invested in illiquid or not readily marketable securities.



Repurchase Agreements and Reverse Repurchase Agreements. EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may enter into repurchase agreements with member banks of the Federal Reserve System, including the Funds' custodian or primary dealers in U.S. government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.



       EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may borrow money by entering into "reverse repurchase agreements" by which a Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. A Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its net assets.


Options and Futures. EVERGREEN AMERICAN RETIREMENT FUND may write covered call options on certain portfolio securities in an attempt to earn income and realize a higher return on its portfolio. A call option may not be written by the Fund if afterwards securities comprising more than 15% of the market value of the equity securities of the Fund would be subject to call options. The Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, the Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, the Fund retains the risk of loss, which would be offset to the extent the Fund has received premium income. The Fund will only write "covered" call options traded on U.S. national securities exchanges. An option will be deemed covered when either (i) the Fund owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under the option, or (ii) the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less than the amount needed to satisfy the Fund's obligations with respect to such options. A "closing purchase transaction" may be entered into with respect to a call option written by the Fund for the purpose of closing its position.



       EVERGREEN BALANCED FUND may engage in options and futures transactions. Options and futures transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk. The Fund does not use these transactions for speculation or leverage.


       EVERGREEN BALANCED FUND may attempt to hedge all or a portion of its portfolio through the purchase of both put and call options on its portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also write covered call options on its portfolio securities to attempt to increase its current income. The Fund will maintain its position in securities, option rights and segregated cash subject to puts and calls until the options are exercised, closed or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Fund may purchase listed put options on financial futures contracts. These options will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.


       EVERGREEN BALANCED FUND may write covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds may also write straddles (combinations of covered puts and calls on the same underlying security).



       EVERGREEN BALANCED FUND may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise prices of the option.



       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying securities for more than their current market prices upon exercise.


       EVERGREEN BALANCED FUND may also, as previously stated, purchase futures contracts and options thereon. A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specific agencies or instrumentalities of the U.S. government. If the Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

       EVERGREEN BALANCED FUND may also enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities, currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

       The Fund may sell or purchase currency and other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the profit on the securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.


       The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction. The Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Fund would continue to bear market risk on the transaction.



Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange or interest rate risks, these investment devices can be highly volatile, and the Funds use of them could result in poorer performance (i.e., the Funds' returns may be reduced). The Funds attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the EVERGREEN BALANCED FUND uses financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, the Funds' investment advisers could be incorrect in their expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if EVERGREEN BALANCED FUND'S investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the EVERGREEN BALANCED FUND'S investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The EVERGREEN BALANCED FUND'S ability to establish and close out financial futures contracts and options on financial futures contracts positions depends on this secondary market. If the Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.


Municipal Securities. As noted above, EVERGREEN TAX STRATEGIC FOUNDATION FUND may invest in Municipal Securities, which include municipal bonds, short-term municipal notes and tax exempt commercial paper.

"Municipal bonds" are debt obligations issued to obtain funds for various public purposes that are exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.



Floating Rate and Variable Rate Obligations. The Municipal Securities in which EVERGREEN TAX STRATEGIC FOUNDATION FUND may invest also include certain variable rate and floating rate municipal obligations with or without demand features. These variable rate securities do not have fixed interest rates; rather, the rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Certain of these obligations may carry a demand feature that gives the EVERGREEN TAX STRATEGIC FOUNDATION FUND the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. The EVERGREEN TAX STRATEGIC FOUNDATION FUND will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 15% or less of its net assets. FOUNDATION may invest no more than 5% of its total assets in variable and floating rate securities.



When Issued and Delayed Delivery Transactions. EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN BALANCED FUND may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market values of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments. Commitments to purchase when-issued securities will not exceed 25% of the net assets of EVERGREEN TAX STRATEGIC FOUNDATION FUND and 20% of the net assets of EVERGREEN BALANCED FUND. The Funds will maintain cash or high quality short-term securities in segregated accounts with their custodian in amounts equal to such commitments. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


Stand-By Commitments. EVERGREEN TAX STRATEGIC FOUNDATION FUND may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. Failure of the dealer to purchase such Municipal Securities may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. The EVERGREEN TAX STRATEGIC FOUNDATION FUND expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the EVERGREEN TAX STRATEGIC FOUNDATION FUND'S portfolio will not exceed 10% of the value of the Fund's net assets calculated immediately after each stand-by commitment is acquired. The Fund will maintain cash or high quality short-term securities in a segregated account with its custodian in an amount equal to such commitments. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Fund's investment adviser, present minimal credit risks.


Taxable Fixed-Income Investments. EVERGREEN TAX STRATEGIC FOUNDATION FUND may temporarily invest up to 20% of its net assets in taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sale of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its net assets in taxable securities for defensive purposes. The Fund may invest for defensive purposes during periods when the Fund's assets available for investment exceed the available Municipal Securities that meet the Fund's quality and other investment criteria. Taxable securities in which the Fund may invest on a short-term basis include obligations of the U.S. government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by any major rating service; commercial paper rated in the highest grade by Moody's, S&P or any SRO; and certificates of deposit issued by United States branches of U.S. banks with assets of $1 billion or more.


Fixed-Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

SPECIAL RISK CONSIDERATIONS

Investment in Foreign Securities. Investments by EVERGREEN BALANCED FUND in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U.S. dollar, the U.S. dollar value of the assets of the Fund denominated in such currency will also fall. The performance of the Fund will be measured in U.S. dollars.

       Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, the Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.


       Additionally, accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by the Fund's investment adviser before making any of these types of investments.


       ADRs and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.


Investments Related to Real Estate. EVERGREEN BALANCED FUND and EVERGREEN FOUNDATION FUND may invest up to 15% of their net assets in investments related to real estate, including real estate investment trusts ("REITS"). Risks associated with investments in securities of companies in the real estate industry include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.



Leverage. The utilization of leverage by the EVERGREEN AMERICAN RETIREMENT FUND involves certain risks described below. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS


       The management of each Fund is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained as investment adviser by each of EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN BALANCED FUND.



       First Union is headquartered in Charlotte, North Carolina, and had $137 billion in consolidated assets as of March 31, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG and the other investment advisory affiliates of FUNB manage or otherwise oversee the investment of over $61.9 billion in assets belonging to a wide range of clients, including all the Evergreen Keystone mutual funds. First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.


       As investment adviser to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from EVERGREEN AMERICAN RETIREMENT FUND a fee equal to .75 of 1% of average daily net assets on an annual basis on the first $750 million and .70 of 1% of average daily net assets on an annual basis on assets over $750 million; and from each of EVERGREEN FOUNDATION FUND and EVERGREEN TAX STRATEGIC FOUNDATION FUND a fee equal to .875 of 1% of average daily net assets on an annual basis on the first $750 million in assets, .75 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .70 of 1% of average daily net assets on an annual basis on assets over $1 billion.



       CMG manages the investments and supervises the daily business affairs of EVERGREEN BALANCED FUND and, as compensation therefor, is entitled to receive an annual fee equal to .50 of 1% of average daily net assets of the Fund.



       The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year ended December 31, 1996 and for the three months ended March 31, 1997, are set forth in the section entitled "Financial Highlights". Such expenses reflect all voluntary advisory fee waivers and expense reimbursements which may be revised or terminated at any time.


PORTFOLIO MANAGERS


       Stephen A. Lieber and James T. Colby, III have served as the portfolio managers for EVERGREEN TAX STRATEGIC FOUNDATION FUND since its inception. Mr. Lieber and Mr. Colby are assisted in the management of the Fund by Gary R. Buesser, C.F.A. Mr. Lieber, who is Chairman and Co-Chief Executive Officer, of Evergreen Asset, makes all allocation decisions and investment decisions for the equity portion of the portfolio, and Mr. Colby manages the fixed-income portion. Mr. Colby has served as a fixed-income portfolio manager with Evergreen Asset since 1992. Mr. Buesser joined Lieber & Co. as an analyst in 1996. Previously, he was a portfolio manager/analyst with Cohen Asset Management and Shearson Lehman Brothers. Mr. Lieber is also the portfolio manager for EVERGREEN FOUNDATION FUND.



       The portfolio manager for EVERGREEN AMERICAN RETIREMENT FUND is Irene D. O'Neill, C.F.A. Ms. O'Neill has served as the Fund's principal manager since its inception, and has been associated with Evergreen Asset and its predecessor since 1981. Ms. O'Neill is assisted in the management of the Fund by Natalie Kucharski, C.F.A. Since 1985 Ms. Kucharski has served as an analyst at Lieber & Co. in the insurance, health care services and telecommunications industries.


       R. Dean Hawes has been the portfolio manager of EVERGREEN BALANCED FUND since its inception. Mr. Hawes, a Vice President of FUNB and the Director of Employee Benefit Portfolio Management, joined FUNB in 1981.

SUB-ADVISER

       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

ADMINISTRATOR


       Evergreen Keystone Investment Services, Inc. ("EKIS") serves as administrator to EVERGREEN BALANCED FUND, subject to the supervision and control of the Trustees of the Evergreen Investment Trust. As administrator EKIS provides facilities, equipment and personnel to the EVERGREEN BALANCED FUND and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds for which CMG, Evergreen Asset or Keystone Investment Management Company ("Keystone") serve as investment adviser, calculated in accordance with the following schedule:



Administration Fee
      0.050%            on the first $7 billion
      0.035%            on the next $3 billion
      0.030%            on the next $5 billion
      0.020%            on the next $10 billion
      0.015%            on the next $5 billion
      0.010%            on assets in excess of $30 billion


       EKIS also provides facilities, equipment and personnel to EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND and EVERGREEN AMERICAN RETIREMENT FUND on behalf of each Fund's investment adviser.

SUB-ADMINISTRATOR

       BISYS Fund Services ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), distributor for the Evergreen Keystone Funds, serves as sub-administrator to the Funds and is entitled to receive a fee from EKIS based on the aggregate average daily net assets of all the mutual funds administered by EKIS for which CMG, Evergreen Asset or Keystone serve as investment adviser, calculated in accordance with the following schedule:

Sub-Administration Fee
0.0100%                     on the first $7 billion
0.0075%                     on the next $3 billion
0.0050%                     on the next $15 billion
0.0040%                     on assets in excess of $25 billion


       The total assets of the mutual funds administered by EKIS for which FUNB affiliates also serve as investment advisers were approximately $29 billion as of March 31, 1997.


                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES


       Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates.



       Eligible investors may purchase Class Y shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase Class Y shares of any of the Funds by mailing to that Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.



       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class Y shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").

How the Funds Value their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as a Fund's Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

HOW TO REDEEM SHARES


       You may "redeem" (i.e., sell) your Class Y shares in a Fund to the Fund for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).


Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC; the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.



       Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m.(Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSCs offices are closed). The Exchange is closed on New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.

       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.

       Except as otherwise noted, the Funds, EKSC, and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Funds, EKSC, and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.


Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.



General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any ninety day period for any one shareholder.


EXCHANGE PRIVILEGE


How to Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same Class in the other Evergreen Keystone Funds through your financial intermediary, by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen Keystone Fund is subject to the minimum investment and suitability requirements of each Fund.



       Each of the Evergreen Keystone Funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.


Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.


Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each

Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.

SHAREHOLDER SERVICES


       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.



Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.


Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.


Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.


Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone Fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.


       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone Fund. You should designate on the Application
(i) the dollar amount of each monthly or quarterly investment you wish to make, and (ii) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.



Two Dimensional Investing. You may elect to have income and capital gains distributions from any Class Y Evergreen Keystone Fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone Fund. You may select this service on your Application and indicate the Evergreen Keystone Fund(s) into which distributions are to be invested.



Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

EFFECT OF BANKING LAWS


       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.



       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory agreements or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreements, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, new investment advisers. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.


                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES


       It is the policy of each Fund to distribute to shareholders any net realized capital gains annually or more frequently, and to distribute their investment company taxable income, if any, quarterly, such distributions of EVERGREEN TAX STRATEGIC FOUNDATION FUND to include any tax exempt income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter will be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.



       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.



       Under current law, the highest federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.



       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Application, or on a separate form supplied by the transfer agent, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.



       The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from federal income tax consequences described above.


GENERAL INFORMATION

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN FOUNDATION FUND and EVERGREEN TAX STRATEGIC FOUNDATION FUND are separate series of the Evergreen Foundation Trust, a Massachusetts business trust organized in 1989. EVERGREEN AMERICAN RETIREMENT FUND is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. EVERGREEN BALANCED FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and shareholder service expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.


Registrar, Transfer Agent and Dividend-Disbursing Agent. Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, acts as registrar, transfer agent and dividend-disbursing agent for each of the Funds.



Principal Underwriter. EKD, an affiliate of BISYS Fund Services, is located at 125 W. 55th Street, New York, New York 10019, and is the principal underwriter of the Funds. BISYS Fund Services also acts as sub-administrator to the Funds and provides personnel to serve as officers of the Funds.



Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG,

Evergreen Asset, Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B, Class C and Class Y shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone Funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Principal Underwriter may also reprint, and use as advertising and sales literature, articles from EVERGREEN KEYSTONE EVENTS, a quarterly magazine provided to Evergreen Keystone Fund shareholders.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust shall contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISERS
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN FOUNDATION FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND, EVERGREEN AMERICAN RETIREMENT FUND



  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN BALANCED FUND



  CUSTODIAN
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827



  TRANSFER AGENT
  Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121


  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110


  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 125 W. 55th Street, New York, New York 10019

                            EVERGREEN BALANCED FUND

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

             EVERGREEN KEYSTONE GROWTH AND INCOME AND BALANCED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 1997

                             AS AMENDED JULY 1, 1997


Growth and Income Funds

Evergreen Growth and Income Fund ("Growth and Income")
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund)
 ("Income and Growth")
Evergreen Small Cap Equity Income Fund ("Small Cap")
Evergreen Utility Fund ("Utility")
Evergreen Value Fund ("Value")
Keystone Fund for Total Return ("Total Return")

Balanced Funds

Evergreen Foundation Fund ("Foundation")
Evergreen Tax Strategic Foundation Fund ("Tax Strategic")
Evergreen American Retirement Fund ("American Retirement")
Evergreen Balanced Fund ("Balanced")

         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated April 1, 1997 for the Growth and Income Funds and July 1, 1997 for the Balanced Funds, for the specific Fund in which you are making orcontemplating an investment. The Evergreen Keystone Growth and Income and Balanced Funds are offered through four separate prospectuses: one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return; and one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Foundation, Tax Strategic, American Retirement and Balanced.

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


Investment Objectives and Policies.......................................3
Investment Restrictions..................................................7
Non-Fundamental Operating Policies......................................15
Certain Risk Considerations.............................................15
Management..............................................................16
Trustees ...............................................................16
Investment Advisers.....................................................28
Distribution Plans......................................................33
Allocation of Brokerage.................................................37
Additional Tax Information..............................................40
Net Asset Value.........................................................43
Purchase of Shares......................................................44
General Information about the Funds.....................................55
Performance Information.................................................56
General  ...............................................................62
Financial Statements....................................................62
Appendix "A"............................................................64

--------------------------------------------------------------------------------


                       INVESTMENT OBJECTIVES AND POLICIES
           (SEE ALSO "DESCRIPTION OF THE FUNDS - INVESTMENT OBJECTIVES
                    AND POLICIES" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------


         The investment objective(s) of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds-Investment Objectives and Policies" in the relevant Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities (All Funds)

     The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     (i) the full faith and credit of the U.S. Treasury;

     (ii) the issuer's right to borrow from the U.S. Treasury;

     (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (iv) the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

     (ii) Farmers Home Administration;

     (iii) Federal Home Loan Banks;

     (iv) Federal Home Loan Mortgage Corporation;

     (v) Federal National Mortgage Association; and

     (vi) Student Loan Marketing Association.

     Restricted and Illiquid Securities (All Funds)

     Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer undertakings to make a market in the security; and

     (iv) the nature of the security and the nature of the marketplace trades.

     Restricted securities would generally be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

     When-Issued and Delayed Delivery Securities (Balanced, Tax Strategic, Utility, Value and Total Return)

     Securities purchased on a when-issued or delayed delivery basis are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Balanced, Utility and Value do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets and Tax Strategic's commitment to purchase when-issued securities will not exceed 25% of the Fund's total assets. Total Return does not intend to invest more than 5% of its net assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (All Funds)

         Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     Reverse Repurchase Agreements (Small Cap, Utility, Value, Tax Strategic, Balanced and Total Return)

         Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

     Options and Futures Transactions (All Funds except Balanced, American Retirement and Tax Strategic)

          Options which Balanced, Utility and Value trade must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

         Balanced, Utility, Value and Total Return may purchase put and call options on financial futures contracts (in the case of Utility and Value limited to options on financial futures contracts for U.S. government securities). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized gain offsets the decrease in value of the hedged securities.

         Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Purchasing Options

          Balanced, Utility, Value and Total Return may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

         Balanced, Utility, Value and Total Return intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         Utility and Value currently do not intend to invest more than 5% of their net assets in options transactions. Total Return will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such option.

"Margin" in Futures Transactions

         Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

         Balanced will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Income and Growth and Growth and Income may write covered call options to a limited extent on their portfolio securities ("covered options") in an attempt to earn additional income. A Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Income and Growth and Growth and Income may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Junk Bonds (Growth and Income and Total Return)

     Consistent with its strategy of investing in "undervalued" securities, Growth and Income and Total Return may invest in lower medium and low-quality bonds also known as "junk bonds" and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, there is significant potential for capital appreciation. Total Return may invest without limit in debt securities which are rated below investment grade. Growth and Income, however, will not invest more than 5% of its total assets in debt securities which are rated below investment grade. These bonds are regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability to dispose of such securities.

Variable and Floating Rate Securities (Foundation and Tax Strategic)

          The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of a Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal. Foundation may invest no more than 5% of its total assets, at the time of the investment in question, in variable and floating rate securities. Tax Strategic will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 5% or less of its net assets.


--------------------------------------------------------------------------------


                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except  as  noted,   the  investment   restrictions  set  forth  below  are
fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

       1.  CONCENTRATION OF ASSETS IN ANY ONE ISSUER

     Neither Growth and Income nor Income and Growth may invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     American Retirement may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     None of Balanced, Foundation, Small Cap, Utility, Value or Total Return may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

         Tax Strategic may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio.

       2.  TEN PERCENT LIMITATION ON SECURITIES OF ANY ONE ISSUER

         None of American Retirement, Foundation, Small Cap, Growth and Income or Income and Growth may purchase more than 10% of any class of securities of any one issuer other than the U.S.
government and its agencies or instrumentalities.

         Neither Value nor Utility may purchase more than 10% of the outstanding voting securities of any one issuer.

         Neither Tax Strategic nor Total Return may purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       3.  INVESTMENT FOR PURPOSES OF CONTROL OR MANAGEMENT

         None of American Retirement, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility*, Value or Total Return may invest in companies for the purpose of exercising control or management.

       4.  PURCHASE OF SECURITIES ON MARGIN

         None of American Retirement, Balanced, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility, Value or Total Return may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

       5.  UNSEASONED ISSUERS

         Neither American Retirement nor Foundation may invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

         None of Income and Growth, Value*, Utility* or Total Return may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

         None of Growth and Income, Small Cap* and Tax Strategic* may invest more than 15% of its total assets (10% of total net assets in the case of Growth and Income) in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       6.  UNDERWRITING

     American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic, Income and Growth, Balanced, Utility, Value and Total Return will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

     7. INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS.

     None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         Neither Balanced* nor Utility* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

         Value will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

       8.  CONCENTRATION IN ANY ONE INDUSTRY

         Neither Growth and Income nor Income and Growth may concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

         None of American Retirement, Foundation, Small Cap and Tax Strategic may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or (ii) with respect to Tax Strategic, to municipal securities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

         Balanced and Value will not invest 25% or more of the value of their total assets in any one industry except Balanced may invest more than 25% and Value may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Utility will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

         Total Return will not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (i) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (iii) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iv) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

       9.  WARRANTS

     None of American Retirement, Growth and Income, Income and Growth, Small Cap*, Foundation or Tax Strategic* may invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

         Utility* and Value* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

       10.  OWNERSHIP BY TRUSTEES/OFFICERS

         None of American Retirement, Balanced*, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility* or Value* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

         Portfolio securities of any Fund may not be purchased from or sold or loaned to its adviser or any affiliate thereof, or any of their directors, officers or employees.

       11.  SHORT SALES

         Neither American Retirement nor Foundation may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

         None of Growth and Income, Tax Strategic* and Income and Growth may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

          Small Cap,* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

         Neither Balanced nor Total Return will make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. With respect to Balanced, the use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

         Utility and Value will not sell any securities short.

       12.  LENDING OF FUNDS AND SECURITIES

          Neither Small Cap nor Tax Strategic may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

     None of American Retirement, Foundation, Growth and Income and Income and Growth may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

         None of Foundation, Small Cap or Tax Strategic, may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

         Neither American Retirement or Growth and Income may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities (100% of the current market value for American Retirement), provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

          Income and Growth may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities (100% of the value of the loaned securities for Income and Growth), including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

          Balanced will not lend any of its assets except portfolio securities in accordance with its investment objective, policies and limitations.

         Utility will not lend any of its assets, except portfolio securities up to 15% of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

         Value will not lend any of its assets except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

         Total Return will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

       13.  COMMODITIES

       Tax Strategic may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

       Small Cap may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

          None of American Retirement, Foundation, Growth and Income, Income and Growth may purchase, sell or invest in commodities or commodity contracts.

          None of Balanced, Utility, Value or Total Return will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

       14. REAL ESTATE

         Small Cap may not purchase or invest in real estate or interests in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein).

          None of American Retirement, Foundation, Growth and Income, Tax Strategic or Income and Growth may purchase, sell or invest in real estate or interests in real estate, except that (i) each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) Tax Strategic may purchase, sell or invest in municipal securities or other debt securities secured by real estate or interests therein.

         None of Balanced, Utility or Value will buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Neither Utility nor Value will invest in limited partnership interests in real estate.

         Total Return will not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.


     15.  BORROWING,  SENIOR  SECURITIES,   REPURCHASE  AGREEMENTS  AND  REVERSE
REPURCHASE AGREEMENTS

         None of American Retirement, Foundation or Income and Growth may borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes (and, with respect to American Retirement only, for leverage), provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets (5% of total assets for American Retirement and Foundation) at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. Neither American Retirement nor Foundation may issue senior securities, except as permitted by the Investment Company Act of 1940. Neither Foundation nor American Retirement may enter into repurchase agreements or reverse repurchase agreements.

         Neither Small Cap nor Tax Strategic may borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of each Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that each of Small Cap, Tax Strategic will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. Neither Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

     Growth and Income may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing. Growth and Income may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or
(iii) entering into permitted repurchase transactions.

         Balanced and Utility will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Balanced will not purchase any securities while any borrowings are outstanding. Utility will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. Neither Balanced nor Utility will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Balanced and Utility may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

          Value will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

         Total Return will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made. The Fund will not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets. The Fund will not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

       16.  JOINT TRADING

         None of American Retirement, Foundation, Growth and Income, Small Cap,* Tax Strategic,* or Income and Growth may participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

       17.  OPTIONS

         Foundation and Tax Strategic* may not write, purchase or sell put or call options, or combinations thereof.

         Neither Growth and Income nor Income and Growth may write, purchase or sell put or call options, or combinations thereof, except that each Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

         American Retirement may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized (i) to write call options traded on a national securities exchange against no more than 15% of the value of the equity securities (including securities convertible into equity securities) held in its portfolio, provided that the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities and (ii) to purchase call options in closing purchase transactions.

          Utility* will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put options. Utility* will not write call options on securities unless securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

       18.  INVESTMENT IN EQUITY SECURITIES

         American Retirement may not invest more than 75% of the value of its total assets in equity securities (including securities convertible into equity securities).

       19.  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

         Balanced*, Utility and Value will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

         Total Return may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase or assets or similar transaction.

         Each other Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

       20.  RESTRICTED SECURITIES

         Balanced and Value will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for, in the case of Balanced, certain restricted securities which meet criteria for liquidity established by the Trustees).

         Utility* will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.


--------------------------------------------------------------------------------


                       NON-FUNDAMENTAL OPERATING POLICIES

--------------------------------------------------------------------------------


         Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

       1. FUTURES AND OPTIONS TRANSACTIONS

         Small Cap will not: (i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

       2.  ILLIQUID SECURITIES

         None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

          Balanced and Utility will not invest more than 10% (in the case of Balanced) or 15% (in the case of Utility) of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid and, in the case of Utility, in non-negotiable time deposits.

         Except with respect to borrowing money (and with respect to Total Return, including borrowing money), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


--------------------------------------------------------------------------------


                           CERTAIN RISK CONSIDERATIONS

--------------------------------------------------------------------------------


          There can be no assurance that a Fund will achieve its investment objective(s) and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

     In addition, the ability of Tax Strategic to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests -- and of banks issuing letters of credit backing such securities -- to meet their obligations with respect to the payment of interest and principal when due. The ratings of Moody's Investors Service, Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc., and other nationally recognized rating organizations represent their opinions as to the quality of Municipal Securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields. There are variations in Municipal Securities, both within a particular classification and between classifications, resulting from numerous factors.

       Unlike other types of investments, Municipal Securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

       The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. In addition, there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


--------------------------------------------------------------------------------


                                   MANAGEMENT

--------------------------------------------------------------------------------


     The Evergreen Keystone Funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

     The Trustees and executive officers of each mutual fund, their ages, addresses and principal occupations during the past five years are set forth below:

--------------------------------------------------------------------------------


                                    TRUSTEES

--------------------------------------------------------------------------------

     JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Keystone group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

     RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

     MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

     Messrs. Howell, Salton and Scofield are Trustees of all seventy-three investment companies.

     GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

     THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

     WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NCTrustee. Partner in the law firm Holcomb and Pettit, P.A.
since
1990.

     Messrs. McDonnell, McVerry and Pettit are Trustees of forty-three of the investment companies (excluded are those established within the Evergreen Variable Trust).

     LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

     FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

     Messrs. Ashkin and Bam are Trustees of forty-two of the investment companies (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).

     FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

     CHARLES A. AUSTIN III (61) Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

     CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

     K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

     LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

     F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

     DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

     ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

     Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven of the investment companies since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone group of mutual funds).

EXECUTIVE OFFICERS

     JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.
--------
* Messrs. Pettit and Bissell may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank, Evergreen Asset Management Corp., Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:


NAME OF TRUST/FUND                       ANNUAL RETAINER           MEETING FEE

Income and Growth                                $ 5,500              $ 300
Growth and Income                                    500                100
The Evergreen American
Retirement Trust                                   1,000                100
         American Retirement
         Small Cap
Evergreen Foundation Trust
         Foundation                                  500                100
         Tax Strategic                                                  100
Evergreen Investment Trust*                       15,500              2,000
         Balanced
         Utility
         Value
Keystone Total Return**

* The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

** See Item No. 7 below.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

 (4) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $300 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(5) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(6) The members of the Advisory Committee to the Boards of Trustees of the Evergreen group of mutual funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen group of mutual funds attended.

(7) Each non-affiliated Trustee of the Keystone group of mutual funds is paid an annual retainer of $30,000, and a fee of $1,200 for each meeting attended, which fees are charged to the Funds as follows:

                                                        Annual      Meeting
                                                       Retainer     Fee
Keystone Global Opportunities Fund                     $   500      $   20
Keystone Global Resources and Development Fund         $ 2,000      $   80
Keystone Omega Fund                                    $ 2,000      $   80
Keystone Small Company Growth Fund II                  $   500      $   20
Keystone Strategic Income Fund                         $ 2,000      $   80
Keystone Tax Free Income Fund                          $   500      $   20
Keystone Quality Bond Fund (B-1)                       $ 2,000      $   80
Keystone Diversified Bond Fund (B-2)                   $ 2,500      $  100
Keystone High Income Bond Fund (B-4)                   $ 2,500      $  100
Keystone Balanced Fund (K-1)                           $ 3,000      $  120
Keystone Strategic Growth Fund (K-2)                   $ 2,000      $   80
Keystone Growth and Income Fund (S-1)                  $   500      $   20
Keystone Mid-Cap Growth Fund (S-3)                     $   500      $   20
Keystone Small Company Growth Fund (S-4)               $ 3,000      $ 120
Keystone International Fund Inc.                       $   500      $   20
Keystone Precious Metals Holdings, Inc.                $   500      $   20
Keystone Tax Free Fund                                 $ 5,500       $ 220

(8) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $600 for attendance at each Committee meeting held on the same day as a regular meeting.

(9) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $1,200 for attendance at each Committee meeting held on a non-meeting day.

(10) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.

       Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended March 31, 1997 (fiscal year ended November 30, 1996 for Total Return and January 31, 1997 for Income and Growth).

                                       Aggregate Compensation From Each Trust

 Name  of             Evergreen        Evergreen       Evergreen         Evergreen         Evergreen         Keystone
Trustee               Income           Growth          American          Foundation        Investment        Fund for
                      and              and             Retirement        Trust             Trust             Total
                      Growth           Income          Trust                                                 Return
                      Fund             Fund

L.B.Ashkin            $7,249            $1,108         $2,016            $1,764            $        0       $0
F. Bam                 6,949             1,021          1,816             1,564                     0        0
R.J. Jeffries          3,239               409            800               550                     0        0
J.S. Howell            7,410             1,187          2,032             2,034                26,007        0


Name  of             Evergreen        Evergreen       Evergreen         Evergreen         Evergreen         Keystone
Trustee               Income           Growth          American          Foundation        Investment        Fund for
                      and              and             Retirement        Trust             Trust             Total
                      Growth           Income          Trust                                                 Return
                      Fund             Fund

G.M.                    6,834             966           1,809             1,446            22,355              0
McDonnell
T.L. McVerry            7,238            1,111          2,017             1,790            24,902              0
W.W. Pettit             7,071            1,029          2,003             1,548            23,504              0
R.A. Salton             7,071            1,029          2,003             1,548            23,504              0
M.S. Scofield           7,071            1,029          2,003             1,548            23,504              0
F. Amling                    0               0              0                 0                 0              0
C.A. Austin                  0               0              0                 0                 0        0
G.S. Bissell                 0               0              0                 0                 0        0
E.D. Campbell                0               0              0                 0                 0        0
C.F. Chapin                  0               0              0                 0                 0        0
K.D. Gifford                 0               0              0                 0                 0        0
L. Keith                     0               0              0                 0                 0        0
F.R. Keyser                  0               0             47                 0                 0        0
D.M.                         0               0              0                 0                 0        0
Richardson
R.J. Shima                   0               0             47                 0                 0        0
A.J. Simons                  0               0              0                 0                 0        0

                                       -------------------------------------

                           Total Compensation From Trusts
                           and Fund Complex Paid To Trustees


J.S. Howell                               $77,400
R.A. Salton                                71,200
M.S. Scofield                              71,200

     As of the date of this Statement of Additional Information, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

       Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of June 1, 1997.





                                            Name of                                       % of
Name and Address                            Fund/Class             No. of Shares          Class
----------------                            ----------             -------------          ------------
MLPF&S for the sole benefit                 Balanced/C                 7,441            24.29%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

A.G. Edwards & Sons Inc C/F                 Balanced/C                 3,982            13.00%
Lottie Helen O'Leary
IRA Account
1139 Via Doble
Concord, CA 94521-4713

Fubs & Co. Febo                             Balanced/C                 3,273            10.68%
FUNB NC F B O Goldston S. Bldg.
Supply Loan Acct.
Attn: Frank Pierce Loan Ofcr
PO Box 3008, 6th Floor
Raleigh, NC 27602-3008


Fubs & Co. Febo                              Balanced/C                 2,194            7.16%
First Union National Bank-FL F/B/O
Leroy Selby, Jr. Loan Account
Attn: Carol Moening
Hwy 50 Orrice
Titusville, FL 32780

First Union National Bank                   Balanced/Y              30,977,338           54.21%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank                   Balanced/Y              26,083,390            45.64%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151

2
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union Natl. Bank-FL C/F               Income and                   2,381             6.12%
Fred W. Cookson IRA                         Growth/C
6704 Willow Lane Braden Woods
Bradenton, FL 34202-9632

Fubs & Co. Febo                             Income and                    2,570           6.61%
Last Stop Inc.                              Growth/C
8661 Colesville Rd #D149
Silver Spring, MD 20910-3933

MLPF&S for the sole benefit                 Growth and                 172,906           22.97%
of its customers                             Income/C
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank/EB/INT            Growth and                   4,296,089       19.69%
Cash Account                                Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

First Union National Bank/EB/INT            Growth and                 11,712,074        53.69%
Reinvest Account                            Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

First Union Natl Bank-VA C/F            American Retirement/C            7,467             6.11%
Vincent A. Megna IRA
7017 Capitol View Dr.
McLean, VA 22101-2616

Charles Schwab & Co. Inc.             American Retirement/Y            487,073          18.44%
Special Custody Account for the
Exclusive Benefit of Customers
Reinvest Account Mut Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT American Retirement/Y                  224,830          8.51%
Reinvest Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

MLPF&S for the sole benefit                 Small Cap/A                10,025           9.06%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/A                6,037            5.46%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/B                17,778           7.95%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/C                11,918            5.33%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Nola Maddox Falcone                          Small Cap/Y                133,937          5.68%
70 Drake Road
Scarsdale, NY 10583-6447

Stephen A. Lieber                           Small Cap/Y                123,357          5.23%
1210 Greacen Point Rd.
Mamaroneck, NY 10543-4693

First Union National Bank/EB/INT          Small Cap/Y                  990,500         42.00%
Cash Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  28202-1911

First Union National Bank/EB/INT    Small Cap/Y                        406,529          17.24%
Reinvest Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  28202-1911

Citibank NA                              Small Cap/Y                   375,596          15.93%
Delta Airlines Master Trust
308235
Joe Villella Citicorp Services
1410 N. Westshore Blvd. F15
Tampa, FL 33607-4519
Charles Schwab & Co. Inc.              Foundation/A                  1,065,330         7.71%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

MLPF&S for the sole benefit                 Foundation/C               389,470          22.97%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Charles Schwab & Co. Inc.       Foundation/Y                           3,409,898        6.86%
Special Custody Account for
the Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT    Foundation/Y                       4,589,976        9.23%
Cash Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  29202-1911

First Union National Bank/EB/INT Foundation/Y                          16,323,890       32.84%
Reinvest Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  29202-1911

Mac & Co.                                   Foundation/Y                  6,561,937     13.20%
Aetna Retirement Services
Central Valuation Unit
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198
Fubs & Co. Febo                          Tax Strategic /A               78,331          5.35%
Ray D. Russenberger
PO Box 12063
Pensacola, FL 32590-2063

MLPF&S for the sole benefit       Tax Strategic /C                     150,045          40.70%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Fubs & Co. Febo                 Tax Strategic /C                         21,749         5.90%
Hossein Golabachi and

Margot R. Golabachi
4848 Old Belair Lane
Grovetown, GA 30813-9729

Fubs & Co. Febo                 Tax Strategic /C                         46,040         12.49%
Brenda Dykgraaf
9710 Wildoak Drive
Windermere, FL 34786-8335

Nola Maddox Falcone         Tax Strategic /Y                            102,130         9.01%
70 Drake Rd.
Scarsdale, NY 10583-6447

Constance E. Lieber             Tax Strategic /Y                       59,814           5.28%
1210 Greacen Point Rd
Mamaroneck, NY 10543-4613

Stephen A. Lieber               Tax Strategic/Y                        518,329          45.72%
1210 Greacen Point Rd
Mamaroneck, NY 10543-4613


Fubs & Co. Febo                 Utility/C                              6,315            19.31%
Elsie B. Strom
Lewis F. Strom
906 Wells Street
Bennettsville, SC 29512-3240

Fubs & Co. Febo                 Utility/C                                 3,816         11.67%
Laura Alyce Hulbert
Ronald F. Hulbert
7900 Latchington Court
Charlotte, NC 28227-3190

Fubs & Co. Febo                 Utility/C                              1,772            5.42%
Evelyn L. Smith
Creg Smith
3294 Myrtle Street
Hapeville, GA 30354-1418

Fubs & Co. Febo                 Utility/C                              2,056            6.29%
Max Ray and
Jeralyne Ray
Route 2 Box 111
Greenmountain, NC 28740-9618

Fubs & Co. Febo                         Utility/C                      2,156            6.59%
Thomas McKinney and
Lottie McKinney
170 Scott Blvd.
Tyrone, GA 30290-9767

Khalid Iqbal C/F                    Utility/Y                          7,156            5.31%
Fatima Khalid Iqbal
Unif Gift Min Act KY
401 Bogle St.
Somerset, KY 42503-2870

First Union National Bank       Utility/Y                               47,610           35.33%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank       Utility/Y                               72,869%          54.08%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank-FL C/F            Value/C                      16,393           16.87%
Irving Decter IRA
418 Mariner Dr.
Jupiter, FL 33447

FUBS & Co. FEBO                             Value/C                    6,253            6.44%
Clara Caudill
812 N. Ocean Blvd. #402
Pompano Beach, FL 33062-4014

First Union National Bank       Value/Y                                786,882          33.24%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank       Value/Y                                112,241          65.51%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

MLPF&S for the sole benefit   Key Tot Return/A                         136,080          5.91%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit   Key Tot Return/B                         438,214          10.14%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor

Jacksonville, FL 32246-6484

SSN/TIN: 866168037            Key Tot Return/C                         134,649          12.89%
Lavedna Ellingson
Douglas Ellingson TTEES
Lavedna Ellingson Marital Trust
U/A DTD 5-1-86
8510 McClintock
Tempe, AZ 85284-2527
MLPF&S for the sole benefit                 Key Tot Return/C           129,186          12.36%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Key Tot Return/C           132,989          5.31%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484
- ---------------------------------

     First Union National Bank ("FUNB") and its affiliates act in various capacities for numerous accounts. As a result of its ownership on June 1, 1997 of 50.11% the shares of Small Cap, 35.17% of Growth and Income, 83.15% of Balanced and 63.10% of Value, FUNB may be deemed to "control" these Funds as that term is defined in the 1940 Act.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
          (SEE ALSO "MANAGEMENT OF THE FUND" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------

         The investment adviser of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by FUNB (the"Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina.

         The investment adviser of Balanced, Utility and Value is FUNB which provides investment advisory services through its Capital Management Group.

     The investment adviser of Total Return is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

     The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President. The Directors of Keystone are Donald McMullen, William M. Ennis, II and Barbara I. Colvin. The executive officers of Keystone are Edward F. Godfrey, Senior Vice President, Chief Financial Officer and Treasurer, and Rosemary D. Van Antwerp, Senior Vice President, General

Counsel and Secretary.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber"), were acquired by First Union through certain of its subsidiaries. Contemporaneously with the acquisition, Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic entered into new investment advisory agreements with Evergreen Asset and into distribution agreements with Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), an affiliate of BISYS Fund Services. At that time, Evergreen Asset also entered into new sub-advisory agreements with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. The new advisory and sub-advisory agreements were approved by the shareholders of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic at their meetings held on June 23, 1994, and became effective on June 30, 1994.

         On September 6, 1996, First Union and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Family of Funds. Contemporaneously with the Merger, Total Return entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

         Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registrations under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:



BALANCED                Three Months            Year Ended             Year Ended             Year Ended
                        Ended 3/31/97           12/31/96               12/31/95               12/31/94
Advisory Fee            $1,170,691              $4,765,912             $4,870,748             $4,621,512
                        ==========              ==========             ============           =========


INCOME                                         Year Ended              Year Ended             Year Ended
AND GROWTH                                     1/31/97                 1/31/96                1/31/95
Advisory Fee                                   $8,823,541               $9,343,195            $8,542,289
                                               ===========             ==========             ==========

INCOME                                         Year Ended              Year Ended             Year Ended
AND GROWTH                                     1/31/97                 1/31/96                1/31/95
Expense                                        $              0       $     53,576
Reimbursement


FOUNDATION              Three Months           Year Ended              Year Ended             Year Ended
                        Ended 3/31/97          12/31/96                12/31/95               12/31/94
Advisory Fee            $3,246,270             $11,140,780             $5,387,186             $2,551,768
                        =========              =========               =========              =========
Expense
Reimbursement           $              0       $             0         $    11,064
                        =========              =========               =========



SMALL CAP                                      Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                    $ 63,333                $  45,397              $29,075
Waiver                                         ($ 63,333)              ($  45,397)            ($29,075)
                                               ------------            -------------          ------------
Net Advisory Fee                                $          0            $           0          $         0
                                               =========               ========               ========
Expense
Reimbursement                                   $133,406                $164,584               $63,704
                                               --------------          ---------------        ------------


UTILITY                                        Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                    $725,733                $456,021               $153,458
Waiver                                         ($396,483)              ($299,028)             ($152,038)
                                               --------------          --------------         --------------
Net Advisory Fee                                $329,300                $156,993               $    1,420
                                               ========                ========               ========
Expense
Reimbursement                                   $           0           $ 51,894               $106,957
                                               ----------------        ---------------        ---------------


GROWTH AND INCOME                              Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                   $5,287,338               $1,332,685            $684,891
                                               =========               =========              =======

GROWTH AND INCOME                              Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Expense
Reimbursement                                  $       5,000           $      38,106
                                               -----------------       ----------------

AMERICAN                 Three Months          Year ended              Year Ended             Year Ended
RETIREMENT               Ended 3/31/97         12/31/96                12/31/95               12/31/94
Advisory Fee             $255,438               $549,949               $297,242               $292,628

Waiver                   $           0         ($ 24,841)
                         -------------         --------------
Net Advisory Fee         $225,438               $525,108
                                               ========
Expense
Reimbursement            $  90,000              $    3,400             $  76,464
                         -------------         ---------------         -------------


TAX STRATEGIC              Three Months         Year Ended             Year Ended             Year Ended
                           Ended 3/31/97        12/31/96               12/31/95               12/31/94
Advisory Fee               $143,945              $354,958               $140,386               $65,915
Waiver                     $           0        ($  90,551)            ($96,975)              ($65,915)
                           -------------        -------------          ------------           -------------
Net Advisory Fee           $143,945              $264,407               $43,411                $         0
                           =======              ========               =======                ========
Expense
Reimbursement              $           0        $  11,339              $85,543                $  3,777
                                                ------------           -----------            ------------



VALUE                                          Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                   $6,950,730              $5,120,579             $3,850,673



TOTAL RETURN                                   Year Ended              Year Ended             Year Ended
                                               11/30/96                11/30/95               11/30/94
Advisory Fee                                   $448,266                $300,290               $242,315


         Utility commenced operations on January 4, 1994 and, therefore, the first year's figures set forth in the table above reflect for Utility investment advisory fees paid for the period from commencement of operations through December 31, 1994.

Expense Limitations

         Evergreen Asset has voluntarily agreed to reimburse Small Cap to the extent that any of the Fund's aggregate operating expenses (including the Adviser's fee but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average net assets until such time as said Fund's net assets reach $15 million.

     Keystone has voluntarily agreed to limit Total Return's Class A expenses to 1.50% of the average daily net assets of Class A shares, such expense limitation to be reevaluated on a calendar month basis and to be modified or eliminated in the future at the discretion of Keystone.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignments. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

         The Investment Advisory Agreements with respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and were last approved by the Trustees of each Trust on June 17, 1997.

         The Investment Advisory Agreement with respect to Balanced, Utility and Value dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on June 17, 1997.

         The Investment Advisory Agreement with respect to Total Return was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

     Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Although the investment objectives of the Funds are not the same, and their investmentdecisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, FUNB or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period ended July 7, 1995, and the fiscal years ended December 31, 1994 and 1993 Balanced incurred $392,991, $779,584 and $597,752, respectively, in administrative service costs. For the period ended July 7, 1995, and the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility incurred $10,384 and $16,382, respectively, in administrative service costs, all of which were voluntarily waived. For the period ended July 7, 1995, and for the fiscal years ended December 31, 1994 and 1993, Value incurred $374,216, $649,487, and $526,836, respectively, in administrative service costs.

     Since July 8, 1995, Evergreen Asset provided administrative services to each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also served as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion;
 .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. For the period from July 8, 1995 through December 31, 1995, and the fiscal year ended December 31, 1996 (and for the three month period ended March 31, 1997 for Balanced), Balanced, Utility and Value incurred the following administration costs: Balanced $283,139, $459,486, and $91,488, respectively; Utility $39,330 and $70,215, respectively; and Value $323,050 and $670,060, respectively.

     BISYS  Fund  Services,   an  affiliate  of  the   Distributor,   serves  as
sub-administrator to each Fund and is entitled to receive a fee from each Fund calculated daily and payable monthly at an annual rate based on the aggregate average daily net assets of the mutual funds administered by EKIS for which FUNB, Evergreen Asset, or any affiliate of First Union National Bank also serves as investment adviser, calculated in accordance with the following schedule:
 .0100% on the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by EKIS for which Evergreen Asset, FUNB or Keystone serve as investment adviser were approximately $29 billion as of March 31, 1997. Effective March 11, 1997, Evergreen Keystone Investment Services, Inc. ("EKIS") began providing administrative services to each of the portfolios of Evergreen Investment Trust at the same rates as described above.

--------------------------------------------------------------------------------

                        DISTRIBUTION PLANS AND AGREEMENTS

--------------------------------------------------------------------------------

     Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B Class and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Balanced, Utility and Value have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Balanced, Utility, and Value, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

     Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation, Tax Strategic and Total Return incurred the following Distribution Plans and Shareholder Services Plan fees:

Distribution Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, $7, $4,915 and $18,106 on behalf of its Class A shares, $126,
$46,636 and $189,323, respectively on behalf of its Class B shares, and $7, $1,516 and $6,382, respectively on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $22,055 and $122,222, respectively, on behalf of its Class A shares, $159,114 and $934,314, respectively, on behalf of its Class B shares, and $6,902 and $36,055, respectively, on behalf of its Class C shares.

AMERICAN   RETIREMENT.   For  the  fiscal   period  from  January  3,  1995
(commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $659, $14,426 and $7,950, respectively, on behalf of its Class A shares; $9,137, $199,829 and $124,370, respectively, on behalf of its Class B shares; and $187, $5,713 and $2,995, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $340 and $618, respectively, on behalf of its Class A shares, $1,298 and $3,199, respectively, on behalf of its Class B shares, and $111 and $267, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $116,677, $414,289 and $135,502, respectively on behalf of its Class A shares; $972,541, $3,487,899 and $1,113,659, respectively, on behalf of its Class B shares; and $37,823, $152,488 and $51,839, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $2,582, $16,426 and $8,004, respectively, on behalf of its Class A shares; $21,725, $131,282 and $62,195, respectively, on behalf of its Class B shares; and $1,292, $16,493 and $8,824, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $44,889, $101,222 and $195,178, respectively, on behalf of its Class B shares, and $36,580, $60,201 and $84,812, respectively, on behalf of its Class C shares.

Shareholder Services Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, shareholder services fees on behalf of $42, $15,546 and $63,108, respectively, on behalf of its Class B shares, and $3, $505 and $2,127, respectively, on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, shareholder services fees of $53,139 and $311,235 on behalf of its Class B shares, and $2,301 and $12,018, respectively, on behalf of its Class C shares.

AMERICAN   RETIREMENT.   For  the  fiscal   period  from  January  3,  1995
(commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $3,045, $66,610 and $41,457, respectively, on behalf of its Class B shares; and $62, $1,904 and $998, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $433 and $1,066, respectively, on behalf of its Class B shares, and $37 and $89, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $324,180, $1,162,633 and $371,220, respectively, on behalf of its Class B shares; and $12,608, $50,829 and $17,280, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations)through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997 , $7,242, $43,761 and $20,732, respectively, on behalf of its Class B shares, and $431, $5,498 and $2,941, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $61,955, $61,454 and $75,270, respectively, on behalf of its Class A shares, $14,587, $33,741, and $65,059, respectively, on behalf of Class B shares; and $20,893, $20,066, and $28,183, respectively, on behalf of its Class C shares.

Balanced, Value and Utility incurred the following Distribution Services Plans and Shareholder Services Plans fees:

Distribution Fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996 and the three month period ended March 31, 1997, $102,621, $102,400, $107,023 and
$26,750, respectively, on behalf of Class A shares; and $670,202, $784,084, $810,803 and $205,485, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996 and the three month period ended March 31, 1997, $310, $1,811, $1,883 and $710, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $473,347, $603,896 and $767,254, respectively, on behalf of Class A shares, and $621,330, $916,221 and $1,255,600, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $716, $4,798 and $8,706, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $9,658, $133,582 and $252,753, respectively, on behalf of Class A shares, and $169,007, $234,357 and $283,875, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $232, $1,271 and $2,843, respectively, on behalf of Class C shares.

Shareholder Services Plans fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996 and the three month period ended March 31, 1997, $83,641, $261,361, $270,267 and
$68,495, respectively, on behalf of Class B shares, and $103, $604, $628 and $237, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $83,225, $305,407 and $418,533, respectively, on behalf of Class B shares; and $239, $1,599 and $2,902, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $24,141, $78,119 and $94,625, respectively, on behalf of Class B shares; and $77, $424 and $948, respectively, on behalf of Class C shares.

--------------------------------------------------------------------------------


                             ALLOCATION OF BROKERAGE

--------------------------------------------------------------------------------


     Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

     The Fund's Board of Trustees has determined that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. The Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Total Return Fund.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (i) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (ii) the amount and percentage thereof paid to Lieber; and (iii) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:



INCOME AND GROWTH                                    Year Ended        Year Ended     Year Ended
                                                        1/31/97          1/31/96         1/31/95
Total Brokerage                                      $3,529,313         $3,255,068          $3,755,606
Commissions
Dollar Amount and %                                   $2,835,293         $2,982,640         $3,465,900
paid to Lieber                                               80%                92%                92%
% of Transactions
Effected by Lieber                                            47%               90%                97%

FOUNDATION                               Three Months      Year Ended        Year Ended      Year Ended
                                         Ended 3/31/97       12/31/96          12/31/95        12/31/97
Total Brokerage                              $83,153         $689,724          $393,121        $282,250
Commissions
Dollar Amount and %                         $81,365          $680,252           $380,226      $  276,985
paid to Lieber                                  98%                99%               98%              98%
% of Transactions
Effected by Lieber                              97%                96%               97%              98%


SMALL CAP                                    Year Ended        Year Ended      Period Ended
                                               12/31/96          12/31/95          12/31/94
Total Brokerage                                 $14,647            $5,968           $ 3,998
Commissions
Dollar Amount and %                             $13,246            $4,863           $ 3,618
paid to Lieber                                      90%               81%                90%
% of Transactions
Effected by Lieber                                  87%                77%               90%




GROWTH AND INCOME                               Year Ended        Year Ended      Year Ended
                                                   12/31/96         12/31/95        12/31/94
Total Brokerage                                    $519,064         $210,923         $80,871
Commissions
Dollar Amount and %                                $429,888          $160,659         $71,721
paid to Lieber                                          83%               76%             89%
% of Transactions                                       78%               74%             88%







AMERICAN RETIREMENT         Three Months    Year Ended        Year Ended         Year Ended
                            Ended 3/31/97    12/31/96           12/31/95            12/31/94

Total Brokerage                    $14,54     $55,581            $57,216            $203,922
Commissions
Dollar Amount and %               $11,925     $51,579            $53,276            $202,838
paid to Lieber                        82%         93%                93%                  99%
% of Transactions
Effected by Lieber                    68%         89%                82%                  99%

TAX STRATEGIC                 Three Months     Year Ended        Year Ended      Period Ended
                             Ended 3/31/97      12/31/96            12/31/9          12/31/94
Total Brokerage                     $11,34       $51,273            $37,374            $24,872
Commissions
Dollar Amount and %                 $10,75        $50,033           $35,954            $24,072
paid to Lieber                          95%           98%               96%                 97%
% of Transactions
Effected by Lieber                      97%           97%               94%                 98%

         Income and Growth changed its fiscal year end from March 31 to January 31 during the first period covered by the foregoing table. Accordingly, the commissions reported in the foregoing table reflect for Income and Growth the period from April 1, 1994 to January 31, 1995.

         American Retirement, Balanced, Foundation and Tax Strategic have changed their fiscal year ends to March 31 from December 31, effective March 31, 1997.

         Balanced, Value, Utility and Total Return did not pay any commissions to Lieber. For the three month period ended March 31, 1997 and the fiscal years ended December 31, 1996, 1995 and 1994, Balanced paid $256,092, $522,227,
$615,041 and $450,569, respectively, in commissions on brokerage transactions. For the fiscal year ended December 31, 1996 and 1995, and for the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility paid $323,978, $272,806 and $66,294, respectively, in commissions on brokerage transactions. For the fiscal years ended December 31, 1996, 1995 and 1994, Value paid $3,164,292, $1,644,077 and $1,437,338, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1996, 1995 and 1994, Total Return paid $227,013, $92,665 and $65,514, respectively, in commissions on brokerage transactions.



--------------------------------------------------------------------------------
                           ADDITIONAL TAX INFORMATION
                    (SEE ALSO "OTHER INFORMATION - DIVIDENDS,
               DISTRIBUTIONS AND TAXES" IN EACH FUND'S PROSPECTUS)
--------------------------------------------------------------------------------


         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(iii) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares.

     Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount a Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit and deductions are subject to certain limitations.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Strategic

         With respect to Tax Strategic, to the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.


--------------------------------------------------------------------------------


                                 NET ASSET VALUE

--------------------------------------------------------------------------------

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares."

         The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

     The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

         Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

     Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

     Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of Balanced, Utility and Value are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholders Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

          The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.


                                       Date            Net Asset         Per Share          Offering Price
                                                         Value          Sales Charge          Per Share
Balanced                             3/31/97            $12.87             $0.64                $13.51
Growth and Income                    12/31/96           $22.53             $1.12                $23.65
Income and Growth                    1/31/97            $21.79             $1.09                $22.88
American Retirement                  3/31/97            $13.74             $0.69                $14.43
Small Cap                           12/31/96             $13.10            $0.65                $13.75

                                      Date            Net Asset         Per Share          Offering Price
                                                         Value          Sales Charge          Per Share
Foundation                           3/31/97             $16.00            $0.80                $16.80


Tax Strategic                        3/31/97            $13.57             $0.68                $14.25

Utility                             12/31/96            $10.57             $0.53                $11.10
Value                               12/31/96            $20.57             $1.03                $21.60
Total Return                        11/30/96            $17.33             $1.06                $18.39


          Prior to January 3, 1995, shares of Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of these Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered by Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation or Tax Strategic prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

         With respect to Balanced, Utility and Value, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8 through December 31, 1995, commissions were paid to and amounts were retained by the current Distributor as noted below:



                                 Three Months         Year Ended          Period From          Period From
                                 Ended 3/31/97        12/31/96            7/8/95               1/1/95
                                                                          to 12/31/95          to 7/7/95
BALANCED
Commissions                        $25,829              $77,026             $15,844              $11,841
Received
Commissions                          $3,100              $9,150              $1,731               $1,303
Retained
VALUE
Commissions                                             $522,573             $58,797             $56,058
Received
Commissions                                             $ 56,609             $ 6,615             $ 6,001
Retained
UTILITY

                                 Three Months         Year Ended          Period From          Period From
                                 Ended 3/31/97        12/31/96             7/8/95               1/1/95
                                                                           to 12/31/95          to 7/7/95
Commissions                                            $ 74,988              $ 15,692           $ 20,958
Received
Commissions                                             $ 7,857              $ 1,727            $ 2,228
Retained


          With  respect  to Income  and  Growth,  Growth  and  Income,  American
Retirement, Small Cap, Foundation and Tax Strategic, the following commissions were paid to and amounts were retained by the Distributor for the periods indicated:

                                          Three Months         Year Ended           Year Ended           Period from 1/3/95
                                         Ended 3/31/97           1/31/97              1/31/96                to 1/31/95
INCOME AND GROWTH
Commissions Received                                           $ 187,403              $ 98,890                 $ 4,585
Commissions Retained                                            $ 20,208              $ 10,733                   ---
                                                               Year Ended           Year Ended
                                                                12/31/96             12/31/95
GROWTH AND INCOME
Commissions Received                                          $ 1,473,258            $ 326,249
Commissions Retained                                           $ 158,858             $ 37,300

AMERICAN RETIREMENT
Commissions Received                        $121,810           $ 317,718             $ 42,447
Commissions Retained                        $12,910             $ 20,024
                                                                                      $ 7,397
SMALL CAP
Commissions Received                                            $ 3,568                $ 778
Commissions Retained                                             $ 340                 $ 284
FOUNDATION

                                          Three Months         Year Ended           Year Ended           Period from 1/3/95
                                         Ended 3/31/97           1/31/97              1/31/96                to 1/31/95
Commissions Received                       $ 495,558          $ 2,418,388            $1,604,275

Commissions Retained                        $ 53,267            $ 57,736             $ 178,885
TAX STRATEGIC
Commissions Received                       $ 141,912           $ 199,131             $ 28,976
Commissions Retained                        $ 16,111            $ 25,078              $ 3,266

     With respect to Total Return, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Company, which prior to December 1, 1996, was the distributor for Total Return.



                                  Three Months          Year Ended          Year Ended          Year Ended
                                  Ended 3/31/97         11/30/96                 11/30/95       11/30/94

TOTAL RETURN
Commissions Received                                     $355,043            $190,327           $106,144
Commissions Retained                                    ($595,877)          ($243,621)          ($ 90,031)


         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

          Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone Funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund.


     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

     (i) the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous  day) of
(a) all Class A shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph; and

     (iv) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Statement of Intention may include purchases of Class A shares of the Fund or any other Evergreen Keystone Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone Funds under a single Letter of Intent. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Keystone Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

     Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(I) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (I) the assessment of the higher distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


--------------------------------------------------------------------------------


                       GENERAL INFORMATION ABOUT THE FUNDS
               (SEE ALSO "OTHER INFORMATION - GENERAL INFORMATION"
                           IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------


 Capitalization and Organization

         Each of the Evergreen  Growth and Income Fund and Evergreen  Income and
Growth Fund is a Massachusetts business trust. Evergreen American Retirement Fund and Evergreen Small Cap Equity Income Fund are each separate series of The Evergreen American Retirement Trust, a Massachusetts business trust. The Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund are each separate series of the Evergreen Foundation Trust, a Massachusetts business trust. The Evergreen Balanced Fund, Evergreen Utility Fund and Evergreen Value Fund, which prior to July 7, 1995 were known as the First Union Balanced Portfolio, First Union Utility Portfolio and First Union Value Portfolio, respectively, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Fund for Total Return (formerly Keystone America Fund for Total Return) is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a Board of Trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         Income and Growth and Growth and Income may issue an unlimited number of shares of beneficial interest with a $0.001 par value. American Retirement, Small Cap, Foundation, Tax Strategic, Balanced, Value and Utility may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Total Return may issue an unlimited number of shares of beneficial interest with a no par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

     Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between each Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

     Sullivan & Worcester LLP, Washington, D.C. serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Income and Growth.

     KPMG Peat Marwick LLP has been selected to be the independent auditors of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Value, Total Return, Foundation and Tax Strategic.


--------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for the most recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid, and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods (if applicable) and for the three months ended March 31, 1997 for American Retirement, Foundation, Tax Strategic, and Balanced is set forth in the table below.



INCOME AND                                              1 Year Ended         5 Years                10 Years Ended
GROWTH                                                  1/31/97              Ended 1/31/97          1/31/97
Class A                                                 8.4%                 9.5%                   7.7%
Class B                                                 8.0%                 10.0%                  8.1%
Class C                                                 11.9%                10.3%                  8.1%
Class Y                                                 14.1%                10.7%                   8.3



GROWTH AND                                              1 Year Ended         5 Y ears Ended         10 Years
INCOME                                                  12/31/96             12/31/96               Ended 12/31/96
Class A                                                 17.6%                15.6%                  14.0%
Class B                                                 17.6%                16.2%                  14.4%
Class C                                                 21.6%                16.5%                  14.4%
Class Y                                                 23.8%                16.9%                  14.6%



AMERICAN                        3 Months Ended          1 Year Ended         5 Years Ended         From inception*****
RETIREMENT                      3/31/97                 3/31/97              3/31/97               to 3/31/97
Class A                         (4.8%)                   3.8%                ---                   13.89%
Class B                         (5.3%)                   3.0%                ---                   14.37%
Class C                         (1.3%)                   7.0%                ---                   15.52%
Class Y                          0.0%                    9.1%                ---                   10.53%


SMALL CAP                                               1 Year Ended                               From 10/1/93
                                                        12/31/96                                   (inception) to
                                                                                                   12/31/96
Class A                                                 16.2%                                      13.8%
Class B                                                 16.1%                                      14.3%
Class C                                                 20.1%                                      15.0%
Class Y                                                 22.4%                                      15.7%


FOUNDATION                      3 Months Ended          1 Year Ended          5 Years              From inception
                                3/31/97                 3/31/97               Ended                ****** to
                                                                              3/31/97              3/31/97
Class A                         (4.9%)                  7.5%                  -                    15.2%

Class B                         (5.3%)                  7.0%                  -                    15.7%
Class C                         (1.3%)                  11.0%                 -                    16.7%
Class Y                          0.0%                   13.2%                 13.6%                15.7%


TAX STRATEGIC                   3 Months Ended          1 Year Ended                               From inception
                                3/31/97                 3/31/97                                     To 3/31/97
Class A                         (3.8%)                  10.3%                                      15.9%
Class B                         (4.2%)                  10.0%                                      17.1%


TAX STRATEGIC                   3 Months Ended          1 Year Ended                               From inception
                                3/31/97                 3/31/97                                     To 3/31/97
Class C                         (0.2%)                  13.8%                                      17.5%
Class Y                         (1.0%)                  16.1%                                      14.7%



BALANCED                        3 Months                1 Year                5 Years              From inception*
                                Ended                   Ended                 Ended                to 3/31/97
                                3/31/97                 3/31/97               3/31/97
Class A                         (4.5%)                  4.4%                   9.9%                10.5%
Class B                         (4.9%)                  4.0%                   -                    9.2%
Class C                         (0.9%)                  7.4%                  -                    11.8%
Class Y                         0.3%                    9.9%                  11.2%                11.3%


UTILITY                                                 1 Year Ended                               From inception***to
                                                        12/31/96                                   12/31/96
Class A                                                 -.6%                                       7.1%
Class B                                                  -1.3%                                      7.2%
Class C                                                 2.5%                                       12.4%
Class Y                                                 4.5%                                       11.2%


VALUE                                                   1 Year Ended          5 Years Ended        From inception***to
                                                        12/31/96              12/31/96             12/31/96
Class A                                                 13.3%                 12.4%                13.4%
Class B                                                 13.1%                 --                    14.1%
Class C                                                 17.1%                 --                   18.8%
Class Y                                                 19.2%                  13.8%                15.7%


TOTAL RETURN                                            1 Year Ended          5 Years Ended        From inception****
                                                        11/30/96              11/30/96             to 11/30/96
Class A                                                 22.4%                 13.8%                11.4%
Class B                                                 24.7%                 __                   13.7%
Class C                                                 28.7%                 __                   14.3%

     Total Return commenced offering Class Y shares effective December 15, 1996.


* Inception date: Class A - June 6, 1991; Class B - January 26, 1993; Class C - September 2, 1994; Class Y - April 1, 1991.

** Inception date: Class A - January 4, 1994; Class B - January 4, 1994; Class C
- September 2, 1994; Class Y - February 28, 1994.

*** Inception date: Class A - April 12, 1985; Class B - January 25, 1993; Class C - September 2, 1994; Class Y - December 31, 1990.

****Inception date: Class A - February 13, 1987; Class B and Class C- February 1, 1993.

     ***** Inception date: Class A, B and C - January 3, 1995; Class Y - March 14, 1988.

****** Inception date: Class A, B and C - January 3, 1995; Class Y- January 2, 1990.

******* Inception date: Class A - January 17, 1995; Class B - January 6, 1995; Class C - March 3, 1995; Class Y - November 2, 1993

         The performance numbers for Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge through January 3, 1995 (commencement of class operations) and the actual performance of each class subsequent to January 3, 1995. The performance data calculated prior to January 3, 1995, does not reflect any Rule 12b-1 fees. If such fees were reflected the returns would be lower.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal investment in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                         YIELD = [2[(a-b/cd)+ 1]6-1]

Where   a = Interest earned during the period
        b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

     Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

        The yield of American Retirement, Foundation, Tax Strategic and Balanced, except Total Return, for the thirty-day period ended March 31, 1997 (January 31, 1997 with respect to Income and Growth and December 31, 1996 with respect to Growth and Income, Small Cap, Utility and Value) for each Class of shares offered by the Funds is set forth in the table below:



                        Income and Growth         Tax Strategic
Class A                          3.32%                    2.49%
Class B                          2.76%                    1.89%
Class C                          2.76%                    1.82%
Class Y                          3.73%                    2.88%



                           Growth and Income             Balanced
Class A                           .54%                     3.49%
Class B                          -.17%                     2.89%
Class C                          -.17%                     2.92%
Class Y                           .81%                     3.93%


                       American Retirement                 Utility
Class A                            3.10%                    3.70%
Class B                            2.49%                    3.13%
Class C                            2.49%                    3.13%
Class Y                            3.52%                    4.14%



                               Small Cap                   Value
Class A                          2.13%                    1.43%
Class B                          1.50%                     .66%
Class C                          1.51%                     .66%
Class Y                          2.48%                    1.78%




                               Foundation
Class A                           3.79%
Class B                           3.19%
Class C                           3.19%
Class Y                           4.24%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


--------------------------------------------------------------------------------


                                     GENERAL

--------------------------------------------------------------------------------


     From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Income and Growth) or KPMG Peat Marwick LLP (in the case of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Foundation, Tax Strategic, Value, and Total Return) are incorporated by reference into this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                  APPENDIX "A"

                           DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

     Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o   SP-2  Satisfactory capacity to pay principal and interest.

         o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

          Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.





                           EVERGREEN INVESTMENT TRUST

PART C.       OTHER INFORMATION

Item 24.
              Financial Statements and Exhibits

a.            Financial Statements

              Included in Part A of this Registration Statement:

              Financial Highlights for the Class Y shares of Evergreen Balanced Fund for the fiscal period from April 1, 1991 (commencement of operations) to December 31, 1991, the fiscal years ended
              December 31, 1992 through December 31, 1996 and the three months ended March 31, 1997

              Financial Highlights for the Class A shares of Evergreen Balanced Fund for the fiscal period from June 10, 1991 (commencement of class operations) to December 31, 1991, for the fiscal years ended December 31, 1992 through December 31, 1996 and the three months ended March 31, 1997

              Financial Highlights for the Class B shares of Evergreen Balanced Fund for the fiscal period from January 26, 1993 (commencement of class operations) to December 31, 1993, for the fiscal years ended December 31, 1994 through December 31, 1996 and the three months ended March 31, 1997

              Financial Highlights for the Class C shares of Evergreen Balanced Fund for the fiscal period from September 2, 1994 (commencement of class operations) to December 31, 1994, for the fiscal years ended December 31, 1995 and December 31, 1996 and the three months ended March 31, 1997

               Included in Part B of this Registration Statement:*

               Statements  of   Investments  for  Evergreen   Balanced  Fund
               as of March 31, 1997 (audited)

               Statements of Assets and Liabilities for Evergreen Balanced Fund as of March 31, 1997 (audited)

               Statements of Operations for Evergreen Balanced Fund for the three months ended March 31, 1997 and the fiscal year ended December 31, 1996 (audited)

               Statement of Changes in Net Assets of Evergreen Balanced Fund for the three months ended March 31, 1997 and the fiscao years ended December 31, 1995 and 1996 (audited)

               Financial Highlights of Evergreen Balanced Fund

               Notes to  Financial  Statements  of Evergreen  Balanced Fund.

               Report of  Independent  Auditors of Evergreen  Balanced Fund.

               -----------------------------------------------------------
              * Incorporated   by   reference   to  the  Annual   Report  to
                Shareholders  for the three months ended  March 31, 1997 and by reference to the Annual Report of Registrant on Form N-SAR for the aforementioned period.


            (b)   Exhibits:
                   (1)  Declaration of Trust (1); (i) Amendment  to
                        Declaration  of  Trust  (14); Amendment
                        to Declaration  of Trust(22)
                   (2)  By-Laws(1)(i) Amendment to the By-Laws (3)
                   (3)  Not applicable
                   (4)  Specimen Certificate for Shares of Beneficial
                        Interest (19)
                   (5)  Investment Advisory Contract (21)
                   (6)  Distributor's Contract(22)
                        (i)   Previous Distributors
                              Contract(21)
                   (7)  Administrative Services Agreement+
                   (7a) Sub-Administrator Agreement+
                   (7b) Form of Deferred Compensation Plan
                   (8)  Custodian Contract (21)
                   (9)  Fund Accounting and Shareholder
                        Recordkeeping Agreement (20)
                        (i)   Previous Transfer Agency and Service Agreement(21)
                        (ii)  Shareholder Services Plan (21)
                        (iii) Shareholder Services Agreement (21)
                  (9a)  Form of Dealer Agreement+
                  (10)  Opinion and Consent of Counsel (24)
                  (11)  Consent of KPMG Peat Marwick LLP, Independent
                        accountants+
                  (12)  Not applicable
                  (13)  Copy of Initial Capital Understanding  (1)
                  (14) Forms of model plans used in the establishment of retirement plans in connection with which Registrant offers its securities (25)
                  (15)  (i)   Distribution Plan
                           First Union Utility
                              Portfolio - Class B Investment Shares (21)
                           First Union Funds - Class C
                             Investment Shares (17)
                        (i)  Exhibit to Class C Investment Shares (21)
                        (ii) Rule 12b-1 Agreement (14)
                        (iii)Amendment Number 5 to 12b-1 Agreement(21)
                  (16)  None
                  (17)  Financial Data Schedules+
                  (18)  Multiple Class Plan+
                  (19)  Powers of Attorney+


  +   All exhibits have been filed electronically.
(1) Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A. (File Nos. 2-94560 and 811-4154).
(2) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File Nos. 2-94560 and 811-4154).
(5) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on July 30, 1990 on Form N-1A (File Nos. 2-94560 and 811-4154).
(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on August 26, 1992 on Form N-1A (File Nos. 2-94560 and 811-4154).
(14) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on April 15, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(15) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 30, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(16) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on June 14, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(17) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed on November 2, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(18) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed on December 29, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(19) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on February 25, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(20) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed on June 28, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(21) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on December 30, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(22) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed on July 6, 1995 on Form N-1A (File Nos. 2-94560 and 811-4154).
(23) Response is incoporated by refernce to Registrant's Post-Effective Amendment No. 44 filed on April 1, 1996 on Form N-1A (File Nos. 2-94560 and 811-4154)
(24) Incorporated herein by reference to Rule 24f-2 Notice filed May 29, 1997 to the Registration Statement.
(25) Incorporated herein by reference to Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96.

Item 25.    Persons Controlled by or Under Common Control with Registrant:

     As a result of their beneficial ownership of 83.15% of the shares of Evergreen Balanced Fund on June 1, 1997, First Union National Bank may be deemed to "control" the Fund, as that term is defined in the 1940 Act.

     As a result of their beneficial ownership of 63.10% of the shares of Evergreen Value Fund on June 1, 1997, First Union National Bank may be deemed to "control" the Fund, as that term is defined in the 1940 Act.

Item 26.    Number of Holders of Securities:


                                                Number of Record Holders
            Title of Class                       as of June 1, 1997

            Shares of beneficial interest
            (no par value)

            Evergreen Utility Fund
            a) Class Y Shares                           12
            b) Class A Investment Shares             4,926
            c) Class B Investment Shares             2,912
            d) Class C Investment Shares                31

            Evergreen Balanced Fund
            a) Class Y Shares                           44
            b) Class A Investment Shares             2,613
            c) Class B Investment Shares             7,293
            d) Class C Investment Shares                48

            Evergreen Value Fund
            a) Class Y Shares                          377
            b) Class A Shares                       19,890
            c) Class B Shares                       19,849
            d) Class C Shares                          195


Item 27.    Indemnification: (1.)

--------------------------------------
(1.)   Response is incorporated by reference to Registrant's Post-
Effective Amendment No. 35 filed on February 25, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).

Item 28.    Business and Other Connections of Investment Adviser:

          (a)  For a  description  of  the  other  business  of  the  investment
               adviser,   see   the   section   entitled   "Management   of  the
               Funds-Investment Adviser" in Part A.

               The Trustees and principal executive officers of the Fund's Investment Adviser, and the Directors of the Fund's Manager, are set forth in the following tables:

                            FIRST UNION NATIONAL BANK
                               BOARD OF DIRECTORS

                              Edward E. Crutchfield
                             Anthony P. Terracciano
                                John R. Georgius
                              Marion A. Cowell, Jr.
                                Robert T. Atwood

            All of the Directors are located at the following address:
            First Union National Bank, 301 South College Street,
            Charlotte, NC  28288


                            FIRST UNION NATIONAL BANK
                               EXECUTIVE OFFICERS

          Edward E. Crutchfield, Chairman & CEO, First Union Corporation John R. Georgius, Vice Chairman, First Union Corporation
          Marion A. Cowell, Jr., Secretary and EVP, First Union Corporation Robert T. Atwood, EVP & CFO, First Union Corporation
          Anthony P. Terracciano, President, First Union Corporation
            All of the Executive Officers are located at the following address: First Union National Bank, 301 South College Street, Charlotte, NC 28288


Item 29. Principal Underwriters

         Evergreen Keystone Distributor, Inc.(formerly known as Evergreen Funds Distributor, Inc.) The Director and principal executive officers are:

Director       Michael C. Petrycki

Officers       Lynn J. Mangum           Chairman/CEO
               Robert J. McMullan       Executive Vice President/Treasurer
               J. David Huber           President
               Kevin J. Dell            Vice President/General Counsel/Secretary
               Mark J. Rybarczyk        Senior Vice President
               Dennis Sheehan           Senior Vice President
               Mark Dillon              Senior Vice President
               George Martinez          Senior Vice President
               D'Ray Moore              Vice President
               Dale Smith               Vice President
               Michael Burns            Vice President
               Bruce Treff              Assistant Secretary
               Annamaria Porcaro        Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

Evergreen Trust:
     Evergreen Fund
     Evergreen Aggressive Growth Fund
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund) Evergreen Limited Market Fund, Inc.
Evergreen Growth and Income Fund
Evergreen Money Market Trust:
     Evergreen Money Market Fund
     Evergreen Institutional Money Market Fund
     Evergreen Institutional Treasury Money Market Fund
Evergreen American Retirement Trust:
     Evergreen American Retirement Fund
     Evergreen Small Cap Equity Income Fund
Evergreen Municipal Trust:
     Evergreen Tax Exempt Money Market Fund
     Evergreen Short-Intermediate Municipal Fund
     Evergreen Short-Intermediate Municipal Fund-California
     Evergreen Florida High Income Municipal Bond Fund
     Evergreen Institutional Tax Exempt Money Market Fund
Evergreen Equity Trust:
     Evergreen Global Real Estate Equity Fund
     Evergreen U.S. Real Estate Equity Fund
     Evergreen Global Leaders Fund
Evergreen Foundation Trust:
     Evergreen Foundation Fund
     Evergreen Tax Strategic Foundation Fund
Evergreen Investment Trust:
     Evergreen Emerging Markets Growth Fund
     Evergreen  International Equity Fund
     Evergreen  Balanced  Fund
     Evergreen  Value  Fund
     Evergreen  Utility  Fund
     Evergreen  Short-Intermediate  Bond Fund
     Evergreen  U.S.  Government  Fund
     Evergreen Florida Municipal Bond Fund
     Evergreen Georgia Municipal Bond Fund
     Evergreen  North  Carolina  Municipal  Bond Fund
     Evergreen  South Carolina Municipal Bond Fund
     Evergreen  Virginia  Municipal Bond Fund
     Evergreen High Grade Tax Free Fund
     Evergreen Treasury Money Market Fund
Evergreen Lexicon Trust:
     Evergreen Intermediate Term Government Securities Fund
     Evergreen Intermediate Term Bond Fund
Evergreen Tax Free Trust:
     Evergreen Pennsylvania Tax Free Money Market Fund
     Evergreen New Jersey Tax Free Income Fund
Evergreen Variable Trust:
     Evergreen VA Fund
     Evergreen VA Growth and Income Fund
     Evergreen VA Foundation Fund
     Evergreem VA Global Leaders Fund
     Evergreen VA Strategic Income Fund
     Evergreen VA Aggressive Growth Fund

Keystone America  Hartwell  Emerging  Growth  Fund
Keystone Balanced Fund II
Keystone Capital Preservation and Income Fund
Keystone Fund for Total Return
Keystone Fund of the Americas
Keystone Global Opportunities Fund
Keystone Global Resources and Development Fund
Keystone Government Securities Fund
Keystone Intermediate Term Bond Fund
Keystone Liquid Trust
Keystone Omega Fund
Keystone Small Company Growth Fund II
Keystone State Tax Free Fund:
     Florida Tax Free Fund
     Massachusetts Tax Free Fund
     Pennsylvania Tax Free Fund
     New York Insured Tax Free Fund
Keystone State Tax Free Fund- Series II:
     California Insured Tax Free Fund
     Missouri Tax Free Fund
Keystone Strategic Income Fund
Keystone Tax Free Income Fund
Keystone World Bond Fund
Keystone Quality Bond Fund (B-1)
Keystone Diversified Bond Fund (B-2)
Keystone High Income Bond Fund (B-4)
Keystone Balanced  Fund (K-1)
Keystone Strategic Growth Fund (K-2)
Keystone Growth and Income Fund (S-1)
Keystone Mid-Cap Growth Fund (S-3)
Keystone Small Company Growth Fund (S-4)
Keystone Institutional Adjustable Rate Fund
Keystone Institutional Trust
Keystone International Fund Inc.
Keystone Precious Metals Holdings, Inc.
Keystone Tax Free Fund

Item 30. Location of Accounts and Records

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant's Custodian, State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171, the offices of Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577, the office of First Union National Bank, 301 South College Street, Charlotte, North Carolina 28288, or the offices of Keystone Investment Management Company and Evergreen Keystone Service Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034.


Item 31. Management Services

                           Not Applicable.

Item 32. Undertakings

                           Not Applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 50 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 1st day of July, 1997.

                                      EVERGREEN INVESTMENT TRUST

                                        /s/ John J. Pileggi
                                   by-----------------------------
                                        John J. Pileggi, President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 50 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                         Title                      Date
-----------                        -----                      ----
/s/John J. Pileggi
-----------------------            President and             July 1, 1997
John J. Pileggi                    Treasurer


/s/James S. Howell
-----------------------            Trustee                   July 1, 1997
James S. Howell
by James P. Wallin
Attorney - In - Fact


/s/Gerald M. McDonnell
-----------------------            Trustee                   July 1, 1997
Gerald M. McDonnell
by James P. Wallin
Attorney - In - Fact


/s/Thomas L. McVerry
-----------------------            Trustee                   July 1, 1997
Thomas L. McVerry
by James P. Wallin
Attorney - In - Fact

/s/William Walt Pettit
-----------------------            Trustee                   July 1, 1997
William Walt Pettit
by James P. Wallin
Attorney - In - Fact


/s/Russell A. Salton, III, M.D
------------------------------     Trustee                   July 1, 1997
Russell A. Salton, III, M.D
by James P. Wallin
Attorney - In - Fact

/s/Michael S. Scofield
-----------------------            Trustee                   July 1, 1997
Michael S. Scofield
by James P. Wallin
Attorney - In - Fact

                               JAMES WALLIN, ESQ.
                            2500 WESTCHESTER AVENUE
                               PURCHASE, NY 10577



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

   Re    Post-Effective Amendment of
         EVERGREEN INVESTMENT TRUST
         Registration No. 2-94560; Investment Company File No.811-4154


Commissioners:

     I have acted as counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 50 the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

     Pursuant to paragraph (b)(4) of the Rule, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.


                                                  Very truly yours,

                                                 /s/ James P. Wallin
                                                ---------------------
                                                  James P. Wallin

                                INDEX TO EXHIBITS


Exhibit
Number                   Description

7                        Administrative Services Agreement
7(a)                     Sub-Administrator Agreement
7(b)                     Form of Deferred Compensation Plan

9(a)                     Form of Dealer Agreement

11                       Consent of Independent
                         Auditors

17                       Financial Data Schedules

18                       Multiple Class Plan

19                       Powers of Attorney